                                                                 EXHIBIT 10.11.1

================================================================================

                            THORNBURG MORTGAGE, INC.

                                  $200,000,000

                           8.00% SENIOR NOTES DUE 2013

                                   ----------

                          FIRST SUPPLEMENTAL INDENTURE

                                   ----------

                            Dated as of May 15, 2003

                                   ----------

                                  DEUTSCHE BANK
                             TRUST COMPANY AMERICAS

                                     Trustee

                                   ----------

================================================================================

CROSS-REFERENCE TABLE*

Trust Indenture
Act Section                                                                                 Indenture Section
310  (a)(1)...............................................................................  7.10
     (a)(2)...............................................................................  7.10
     (a)(3)...............................................................................  N.A.
     (a)(4)...............................................................................  N.A.
     (a)(5)...............................................................................  7.10
     (b)..................................................................................  7.10
     (c)..................................................................................  N.A.
311  (a)..................................................................................  7.11
     (b)..................................................................................  7.11
     (c)..................................................................................  N.A.
312  (a)..................................................................................  2.05
     (b)..................................................................................  11.03
     (c)..................................................................................  11.03
313  (a)..................................................................................  7.06
     (b)(2)...............................................................................  7.07
     (c)..................................................................................  7.06; 11.02
     (d)..................................................................................  7.06
314  (a)..................................................................................  4.03; 11.02
     (c)(1)...............................................................................  11.04
     (c)(2)...............................................................................  11.04
     (c)(3)...............................................................................  N.A.
     (e)..................................................................................  11.05
     (f)..................................................................................  N.A.
315  (a)..................................................................................  7.01
     (b)..................................................................................  7.05, 11.02
     (c)..................................................................................  7.01
     (d)..................................................................................  7.01
     (e)..................................................................................  6.11
316  (a) (last sentence)..................................................................  2.09
     (a)(1)(A)............................................................................  6.05
     (a)(1)(B)............................................................................  6.04
     (a)(2)...............................................................................  N.A.
     (b)..................................................................................  6.07
     (c)..................................................................................  2.13
317  (a)(1)...............................................................................  6.08
     (a)(2)...............................................................................  6.09
     (b)..................................................................................  2.04
318  (a)..................................................................................  11.01
     (b)..................................................................................  N.A.
     (c)..................................................................................  11.01

N.A. means not applicable.
* This Cross-Reference Table is not part of this First Supplemental Indenture.

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I             DEFINITIONS AND INCORPORATION BY REFERENCE.................................................1
         Section 1.01.     Definitions...........................................................................1
         Section 1.02.     Other Definitions....................................................................18
         Section 1.03.     Incorporation by Reference of Trust Indenture Act....................................18
         Section 1.04.     Rules of Construction................................................................19
ARTICLE II            THE NOTES.................................................................................19
         Section 2.01.     Creation of the Notes................................................................19
         Section 2.02.     Form and Dating......................................................................19
         Section 2.03.     Execution and Authentication.........................................................20
         Section 2.04.     Registrar and Paying Agent...........................................................21
         Section 2.05.     Paying Agent to Hold Money in Trust..................................................21
         Section 2.06.     Holder Lists.........................................................................21
         Section 2.07.     Transfer and Exchange................................................................21
         Section 2.08.     Legends..............................................................................23
         Section 2.09.     Replacement Notes....................................................................24
         Section 2.10.     Outstanding Notes....................................................................25
         Section 2.11.     Treasury Notes.......................................................................25
         Section 2.12.     Temporary Notes......................................................................25
         Section 2.13.     Cancellation.........................................................................25
         Section 2.14.     Defaulted Interest...................................................................26
         Section 2.15.     Record Date..........................................................................26
         Section 2.16.     CUSIP Numbers........................................................................26
ARTICLE III           REDEMPTION AND PREPAYMENT.................................................................26
         Section 3.01.     Notices to Trustee...................................................................26
         Section 3.02.     Selection of Notes to Be Redeemed....................................................26
         Section 3.03.     Notice of Redemption.................................................................27
         Section 3.04.     Effect of Notice of Redemption.......................................................27
         Section 3.05.     Deposit of Redemption Price..........................................................27
         Section 3.06.     Notes Redeemed in Part...............................................................28
         Section 3.07.     (a)  Optional Redemption.............................................................28
         Section 3.08.     Mandatory Redemption.................................................................29
ARTICLE IV            COVENANTS.................................................................................29
         Section 4.01.     Payment of Notes.....................................................................29
         Section 4.02.     Maintenance of Office or Agency......................................................29

                                                                                                               Page
         Section 4.03.     Reports to Holders...................................................................29
         Section 4.04.     Compliance Certificate...............................................................30
         Section 4.05.     Taxes................................................................................30
         Section 4.06.     Stay, Extension and Usury Laws.......................................................30
         Section 4.07.     Limitation on Restricted Payments....................................................31
         Section 4.08.     Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries.........32
         Section 4.09.     Limitation on Incurrence of Additional Senior Unsecured Indebtedness.................33
         Section 4.10.     Limitation on Incurrence of Additional Consolidated Indebtedness.....................34
         Section 4.11.     Limitation Based Upon Total Unencumbered Assets......................................34
         Section 4.12.     Limitations on Transactions with Affiliates..........................................34
         Section 4.13.     Limitation on Liens..................................................................35
         Section 4.14.     Corporate Existence..................................................................36
         Section 4.15.     Offer to Repurchase Upon Change of Control...........................................36
         Section 4.16.     Limitation on Preferred Stock of Subsidiaries........................................37
         Section 4.17.     Conduct of Business..................................................................37
         Section 4.18.     Limitation of Guarantees by Subsidiaries.............................................37
         Section 4.19.     Termination of Certain Covenants In Event of Investment Grade Rating.................38
         Section 4.20.     Maintenance of Properties; Books and Records; Compliance with Law....................38
ARTICLE V             EXCHANGE OFFER; REGISTRATION RIGHTS AGREEMENT.............................................39
ARTICLE VI            SUCCESSORS................................................................................40
         Section 6.01.     Merger, Consolidation and Sale of Assets.............................................40
         Section 6.02.     Successor Corporation Substituted....................................................41
ARTICLE VII           DEFAULTS AND REMEDIES.....................................................................41
         Section 7.01.     Events of Default....................................................................41
         Section 7.02.     Acceleration.........................................................................42
         Section 7.03.     Other Remedies.......................................................................43
         Section 7.04.     Waiver of Past Defaults..............................................................43
         Section 7.05.     Control by Majority..................................................................44
         Section 7.06.     Limitation on Suits..................................................................44
         Section 7.07.     Rights of Holders of Notes to Receive Payment........................................44
         Section 7.08.     Collection Suit by Trustee...........................................................44
         Section 7.09.     Trustee May File Proofs of Claim.....................................................44
         Section 7.10.     Priorities...........................................................................45
         Section 7.11.     Undertaking for Costs................................................................45

                                                                                                              Page
ARTICLE VIII          TRUSTEE...................................................................................45
         Section 8.01.     Duties of Trustee....................................................................45
         Section 8.02.     Rights of Trustee....................................................................47
         Section 8.03.     Individual Rights of Trustee.........................................................47
         Section 8.04.     Trustee's Disclaimer.................................................................47
         Section 8.05.     Notice of Defaults...................................................................47
         Section 8.06.     Reports by Trustee...................................................................47
         Section 8.07.     Compensation and Indemnity...........................................................48
         Section 8.08.     Replacement of Trustee...............................................................48
         Section 8.09.     Successor Trustee by Merger, etc.....................................................49
         Section 8.10.     Eligibility; Disqualification........................................................49
         Section 8.11.     Preferential Collection of Claims....................................................49
ARTICLE IX            LEGAL DEFEASANCE AND COVENANT DEFEASANCE..................................................50
         Section 9.01.     Option to Effect Legal Defeasance or Covenant Defeasance.............................50
         Section 9.02.     Legal Defeasance and Discharge.......................................................50
         Section 9.03.     Covenant Defeasance..................................................................50
         Section 9.04.     Conditions to Legal or Covenant Defeasance...........................................51
         Section 9.05.     Deposited Money and Government Securities to be Held in Trust; Other
                           Miscellaneous Provisions.............................................................52
         Section 9.06.     Repayment to Company.................................................................52
         Section 9.07.     Reinstatement........................................................................52
ARTICLE X             AMENDMENT, SUPPLEMENT AND WAIVER..........................................................53
         Section 10.01.    Without Consent of Holders of Notes..................................................53
         Section 10.02.    With Consent of Holders of Notes.....................................................53
         Section 10.03.    Compliance with Trust Indenture Act..................................................55
         Section 10.04.    Revocation and Effect of Consents....................................................55
         Section 10.05.    Notation on or Exchange of Notes.....................................................55
         Section 10.06.    Trustee to Sign Amendments, etc......................................................55
ARTICLE XI            SATISFACTION AND DISCHARGE................................................................55
         Section 11.01.    Satisfaction and Discharge...........................................................55
         Section 11.02.    Application of Trust Money...........................................................56
ARTICLE XII           MISCELLANEOUS.............................................................................56
         Section 12.01.    Trust Indenture Act Controls.........................................................56
         Section 12.02.    Notices..............................................................................56
         Section 12.03.    Communication by Holders of Notes with Other Holders of Note.........................57

                                                                                                               Page
         Section 12.04.    Certificate and Opinion as to Conditions Precedent...................................57
         Section 12.05.    Statements Required in Certificate or Opinion........................................58
         Section 12.06.    Rules by Trustee and Agents..........................................................58
         Section 12.07.    No Personal Liability of Directors, Officers, Employees and Stockholders.............58
         Section 12.08.    Governing Law........................................................................58
         Section 12.09.    No Adverse Interpretation of Other Agreements........................................58
         Section 12.10.    Successors...........................................................................58
         Section 12.11.    Severability.........................................................................58
         Section 12.12.    Counterpart Originals................................................................58
         Section 12.13.    Table of Contents, Headings, etc.....................................................59
         Section 12.14.    Conflicts with Supplemental Indenture................................................59
EXHIBITS

Exhibit A        FORM OF  INITIAL RESTRICTED GLOBAL NOTE

Exhibit B        FORM OF INITIAL REGULATION S GLOBAL NOTE

Exhibit C        FORM OF INITIAL CERTIFICATED NOTE

Exhibit D        FORM OF EXCHANGE GLOBAL NOTE

Exhibit E        FORM OF EXCHANGE CERTIFICATED NOTE

        SUPPLEMENTAL INDENTURE dated as of May 15, 2003 between Thornburg Mortgage, Inc., a Maryland corporation (the "Company"), and Deutsche Bank Trust Company Americas, as trustee (the "Trustee").

        WHEREAS, the Company has heretofore delivered to the Trustee an Indenture ("Original Indenture") dated as of May 15, 2003, providing for the issuance from time to time of debt Securities of the Company;

        WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Company may create one or more series of its debt Securities and establish the form and terms and conditions thereof;

        WHEREAS, the Company intends by this First Supplemental Indenture to create and provide for the following series of debt Securities (the "Initial Notes"):

        (i) 8.00% Senior Notes due 2013, initially in an aggregate principal amount of $200,000,000;

        WHEREAS, the Company further intends by this First Supplemental Indenture to create and provide for, if and when issued in exchange for the Initial Notes pursuant to this First Supplemental Indenture and the Registration Rights Agreement (defined below), the following additional series of debt
Securities:

        (i) 8.00% Senior Notes due 2013 (the "Exchange 2013 Notes," and together with the Initial Notes, the "2013 Notes"), initially in an aggregate principal amount of $200,000,000;

        WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to execute and deliver this First Supplemental Indenture; and

        WHEREAS, The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01. Definitions. Capitalized terms used and not defined herein shall have the meanings assigned to them in the Indenture.

        "Acquired Indebtedness" means Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Subsidiary of the Company or at the time it merges or consolidates with the Company or any of its Subsidiaries or assumed in connection with the acquisition of assets from such Person and in each case whether or not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of the Company or such acquisition, merger or consolidation.

        "Additional Notes" means Notes (other than the Initial Notes) issued under this First Supplemental Indenture in accordance with Section 2.03.

        "Adjusted Debt" means aggregate Indebtedness of the Company and its Consolidated Subsidiaries, net of Non-Marginable Indebtedness and fair value adjustments to hedging instruments.

        "Adjusted Earnings" means with respect to any Person, for any period, the sum (without duplication) of: Consolidated Net Income and, to the extent Consolidated Net Income has already been reduced thereby, depreciation and amortization.

        "Adjusted Net Worth" means Consolidated Adjusted Tangible Net Worth plus Senior Unsecured Indebtedness less NMI Equity.

        "Affiliate" means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

        "Agent" means any Registrar, Paying Agent or co-registrar.

        "Asset Acquisition" means: (1) an Investment by the Company or any Subsidiary of the Company in any other Person pursuant to which such Person shall become a Subsidiary of the Company or any Subsidiary of the Company, or shall be merged with or into the Company or any Subsidiary of the Company; or
(2) the acquisition by the Company or any Subsidiary of the Company of the assets of any Person (other than a Subsidiary of the Company) that constitute all or substantially all of the assets of such Person or comprises any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

        "Asset Sale" means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any Subsidiary of the Company (including any sale and leaseback transaction) to any Person other than the Company or a Wholly Owned Subsidiary of the Company of:

                (1)     any Capital Stock of any Subsidiary of the Company; or

                (2) any of the Company's or the Subsidiaries' other property or assets other than sales of loan-related assets made in the ordinary course of the Company's real estate lending and loan acquisition business and other asset sales made in the ordinary course of the Company's business.

        "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

        "Board of Directors" means, as to any Person, the Board of Directors of such Person or any duly authorized committee thereof.

        "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

        "Capitalized Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

        "Capital Stock" means:

                (1) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person; and

                (2) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

        "Change of Control" means the occurrence of one or more of the following events:

                (1) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof (whether or not otherwise in compliance with the provisions of this First Supplemental Indenture);

                (2) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of this First Supplemental Indenture);

                (3) any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or

                (4) the replacement of a majority of the Board of Directors of the Company over a two-year period from the directors who constituted the Board of Directors of the Company at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Company then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved.

        "Clearstream Banking" means Clearstream Banking, societe anonyme, its successors and assigns.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, in each case as in effect from time to time.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this First Supplemental Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

        "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

        "Company" means Thornburg Mortgage, Inc. and any and all successors thereto that become a party to this First Supplemental Indenture in accordance with its terms.

        "Consolidated Adjusted Tangible Net Worth" of any Person means the excess of such Person's total assets over its total liabilities determined on a consolidated basis in accordance with GAAP, plus the principal amount of any Subordinated Indebtedness, excluding (1) Other Comprehensive Income or Loss, (2) goodwill and (3) other intangibles, in each case as of the end of the last completed fiscal quarter ending on or prior to the date of the transaction giving rise to the need to calculate Consolidated Adjusted Tangible Net Worth.

        "Consolidated EBITDA" means, with respect to any Person, for any period, the sum (without duplication) of:

                (1)     Consolidated Net Income; and

                (2) to the extent Consolidated Net Income has been reduced thereby:

                        (a) all income taxes of such Person and its Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary gains or losses and direct impairment charges or the reversal of such charges on the Company's assets);

                        (b) Consolidated Senior Unsecured Indebtedness Interest Expense; and

                        (c)     depreciation and amortization;

all as determined on a consolidated basis for such Person and its Subsidiaries in accordance with GAAP.

        "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate net income (or loss) of such Person and its Subsidiaries before the payment of dividends on Preferred Stock for such period on a consolidated basis, determined in accordance with GAAP; provided that there shall be excluded therefrom:

                (1) after-tax gains and losses from Asset Sales or abandonments or reserves relating thereto (including gains and losses from the sale of corporate tenant lease assets);

                (2) after-tax items classified as extraordinary gains or losses and direct impairment charges or the reversal of such charges on the Company's assets;

                (3) the net income of any Person acquired in a "pooling of interests" transaction accrued prior to the date it becomes a Subsidiary of the referent Person or is merged or consolidated with the referent Person or any Subsidiary of the referent Person;

                (4) the net income (but not loss) of any Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is restricted by a contract, operation of law or otherwise, except for such restrictions permitted by clauses (f), (g) and (h) of Section 4.08 whether such permitted restrictions exist on the Issue Date or are created thereafter;

                (5) the net income or loss of any other Person, other than a Consolidated Subsidiary of the referent Person, except:

                        (a) to the extent (in the case of net income) of cash dividends or distributions paid to the referent Person, or to a Wholly Owned Subsidiary of the referent Person (other than a Subsidiary described in clause (4) above), by such other Person; or

                        (b) that the referent Person's share of any net income or loss of such other Person under the equity method of accounting for Affiliates shall not be excluded;

                6. any restoration to income of any contingency reserve of an extraordinary, nonrecurring or unusual nature, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the Issue Date;

                7. income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued); and

                8. in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

        "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, as of the end of the last completed fiscal quarter ending on or prior to the date of the transaction giving rise to the need to calculate Consolidated Net Worth determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to Disqualified Capital Stock of such Person and interests in such Person's Consolidated Subsidiaries not owned, directly or indirectly, by such Person.

        "Consolidated Senior Unsecured Indebtedness Interest Coverage Ratio" means, with respect to any Person, the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters (the "Four Quarter Period") ending prior to the date of the transaction giving rise to the need to calculate the Consolidated Senior Unsecured Indebtedness Interest Coverage Ratio for which financial statements are available (the "Transaction Date") to Consolidated Senior Unsecured Indebtedness Interest Expense of such Person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Senior Unsecured Indebtedness Interest Expense" shall be calculated after giving effect on a pro forma basis for the period of such calculation to:

                (1) the incurrence or repayment of any Senior Unsecured Indebtedness of such Person or any of its Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Senior Unsecured Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment of Senior Unsecured Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period; and

                (2) any asset sales or other dispositions or any asset originations, asset purchases, Investments and Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person who becomes a Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Senior Unsecured Indebtedness that is Acquired Indebtedness and also including any Consolidated EBITDA (including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Exchange Act) attributable to the assets which are originated or purchased, the Investments that are made and the assets that are the subject of the Asset Acquisition or asset sale or other disposition during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such asset sale or other disposition or asset origination, asset purchase, Investment or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Indebtedness) occurred on the first day of the Four Quarter Period. If such Person or any of its Subsidiaries directly or indirectly guarantees Senior Unsecured Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Senior Unsecured Indebtedness as if such Person or any Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Senior Unsecured Indebtedness.

        "Consolidated Senior Unsecured Indebtedness Interest Expense" means, with respect to any Person for any period, the sum of, without duplication:

                (1) the aggregate of the interest expense on Senior Unsecured Indebtedness of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including without limitation: (a) any amortization of debt discount; (b) the net costs under Permitted Hedging Transactions; (c) all capitalized interest; and (d) the interest portion of any deferred payment obligation; and

                (2) to the extent not already included in clause (1), the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

        "Consolidated Subsidiary" means, with respect to any Person, a Subsidiary of such Person, the financial statements of which are consolidated with the financial statements of such Person in accordance with GAAP.

        "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 12.02 or such other address as to which the Trustee may give notice to the Company.

        "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Subsidiary of the Company against fluctuations in currency values.

        "Custodian" means any custodian, receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

        "Default" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

        "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.04 as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this First Supplemental Indenture.

        "Disqualified Capital Stock" means that portion of any Capital Stock that, by its terms (or by the terms of any Security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event (other than an event which would constitute a Change of Control), matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control) on or prior to the final maturity date of the Notes.

        "DTC" means The Depository Trust Company, its nominees and their successors and assigns.

        "Equity Offering" means an underwritten public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act or a private placement of Qualified Capital Stock of the Company generating gross proceeds of at least $25.0 million.

        "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System, its successors and assigns.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

        "Exchange Certificated Notes" means a note in definitive, fully registered form, without coupons, substantially in the form of Exhibit E hereto.

        "Exchange Global Notes" has the meaning set forth in Section 2.02(e).

        "Exchange Notes" has the meaning set forth in the Recitals hereto.

        "Exchange Offer" means the offer by the Company to exchange all of the Initial Notes for Exchange Notes of the same series.

        "Exchange Offer Registration Statement" has the meaning set forth in
Section 5.01.

        "Exchange 2013 Notes" has the meaning set forth in the Recitals hereto.

        "Existing Warehouse Facilities" mean: (1) the Master Repurchase Agreement dated as of November 20, 2001, as amended November 14, 2002, between UBS Warburg Real Estate Securities Inc. and TMHL; (2) the Master Loan and Security Agreement dated as of November 20, 2001, as amended November 19, 2002, between Greenwich Capital Financial Products, Inc. and TMHL; (3) the TMA Mortgage Funding Trust II Collateralized Asset-Backed Notes, Series 2000-1 and Master Repurchase Agreement dated as of December 1, 2000 and March 22, 2000, respectively, as amended March 24, 2003 and February 28, 2003, respectively, between Wachovia Bank National Association and TMHL and Thornburg Mortgage Acceptance Corp. II and Real Estate Asset Funding Corporation and Wilmington Trust Company and Deutsche Bank National Trust Company and Ambac Assurance Corporation; and (4) the Master Repurchase Agreement currently in its final stages of negotiation, between CDC Mortgage Capital Inc. and TMHL, in each case, together with the related documents thereto (including, without limitation, any Security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (provided that such increase in borrowings is permitted by Section 4.09, 4.10 and 4.11 hereof) or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

        "fair market value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of the Company delivered to the Trustee.

        "First Supplemental Indenture" means this First Supplemental Indenture as amended or supplemented from time to time.

        "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect as of the Issue Date.

        "Global Notes" means, individually and collectively, the Initial Restricted Global Notes, the Initial Regulation S Global Note and the Exchange Global Note, in the form of the Exhibits hereto.

        "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America, and for the payment of which the United States pledges its full faith and credit.

        "Guarantor" means each of the Company's Subsidiaries that in the future executes a supplemental indenture in which such Subsidiary agrees to be bound by the terms of this First Supplemental Indenture as a Guarantor; provided that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its respective guarantee is released in accordance with the terms of this First Supplemental Indenture.

        "Holder" or "Noteholder" means a Person in whose name a Note is registered.

        "Indebtedness" means with respect to any Person, without duplication:

                (1)     all Obligations of such Person for borrowed money;

                (2) all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                (3)     all Capitalized Lease Obligations of such Person;

                (4) all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 90 days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted);

                (5) all Obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction;

                (6) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (1) through (5) above and clause
        (8) below;

                (7) all Obligations of any other Person of the type referred to in clauses (1) through (6) above which are Secured by any lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset and the amount of the Obligation so Secured;

                (8) all Obligations under currency agreements and interest swap agreements of such Person; and

                (9) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any.

        For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this First Supplemental Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock.

        "Indenture" means the Indenture, dated as of May 15, 2003 between the Company and the Trustee as amended or supplemented from time to time.

        "Independent Financial Advisor" means a firm: (1) that does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company; and (2) that, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

        "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

        "Initial Certificated Notes" means notes in definitive, fully registered certificated form, without coupons, substantially in the form of Exhibit C hereto, bearing the legends set forth in Section 2.08 hereof.

        "Initial Global Notes" has the meaning set forth in Section 2.02(c).

        "Initial Notes" means the $200.0 million principal amount of 8.00% Senior Notes due 2013 of the Company issued on the Issue Date.

        "Initial Purchaser" means Credit Suisse First Boston LLC.

        "Initial Regulation S Global Note" means a single fully registered global note in book-entry form, substantially in the form of Exhibit B attached hereto.

        "Initial Restricted Global Note" means a single fully registered global note in book-entry form, substantially in the form of Exhibit A attached hereto.

        "Institutional Accredited Investor" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

        "Interest Payment Date" means May 15 and November 15 of each year commencing November 15, 2003.

        "Investment" means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee), or corporate tenant lease to or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other Securities or evidences or Indebtedness issued by, any Person. "Investment" shall exclude extensions of trade credit by the Company and any Subsidiary of the Company on commercially reasonable terms in accordance with the Company's or its Subsidiaries' normal trade practices, as the case may be.

        "Investment Grade" means a rating of the Notes by both S&P and Moody's, each such rating being one of such agency's four highest generic rating categories that signifies investment grade (i.e. BBB- (or the equivalent) or higher by S&P and Baa3 (or the equivalent) or higher by Moody's); provided, in each case, such ratings are publicly available; provided, further, that in the event Moody's or S&P is no longer in existence for purposes of determining whether the Notes are rated "Investment Grade," such organization may be replaced by a nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) designated by the Company, notice of which shall be given to the Trustee.

        "Issue Date" means May 15, 2003.

        "Lien" means any lien, mortgage, deed of trust, pledge, Security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any Security interest).

        "Maturity" when used with respect to the Notes means the date on which the principal of the Notes becomes due and payable as therein provided or as provided in this First Supplemental Indenture, whether at Stated Maturity or on a redemption date or pursuant to a Change of Control Offer (as defined in Section 4.15(a)), and whether by declaration of acceleration, call for redemption, purchase or otherwise.

        "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

        "NMI Equity" means the excess of the value of the assets collateralizing Non-Marginable Indebtedness over the amount of Non-Marginable Indebtedness, as reported in accordance with GAAP.

        "Non-Marginable Indebtedness" means all Non-Recourse Indebtedness that is secured by assets that are not subject to requirements that the borrower or any third-party provide additional margin collateralization in the event of a change in value of the assets.

        "Non-Recourse Indebtedness" means any of the Company's or any of its Subsidiaries' Indebtedness that is:

                (1) specifically advanced to finance the acquisition of investment assets and secured only by the assets to which such Indebtedness relates without recourse to the Company or any of its Subsidiaries (other than subject to such customary carve-out matters for which the Company or its Subsidiaries acts as a guarantor in connection with such Indebtedness, such as fraud, misappropriation and misapplication, unless, until and for so long as a claim for payment or performance has been made thereunder (which has not been satisfied) at which time the obligations with respect to any such customary carve-out shall not be considered Non-Recourse Indebtedness, to the extent that such claim is a liability of the Company for GAAP purposes);

                (2) advanced to any of the Company's Subsidiaries or group of its Subsidiaries formed for the sole purpose of acquiring or holding investment assets, against which a loan is obtained that is made without recourse to, and with no cross-collateralization against our or any of the Company's Subsidiaries' other assets (other than: (A) cross-collateralization against assets which serve as collateral for other Non-Recourse Indebtedness; and (B) subject to such customary carve-out matters for which the Company or its Subsidiaries acts as a guarantor in connection with such Indebtedness, such as fraud, misappropriation and misapplication, unless, until and for so long as a claim for payment or performance has been made thereunder (which has not been satisfied) at which time the obligations with respect to any such customary carve-out shall not be considered Non-Recourse Indebtedness, to the extent that such claim is a liability of the Company for GAAP purposes) and upon complete or partial liquidation of which the loan must be correspondingly completely or partially repaid, as the case may be; or

                (3) specifically advanced to finance the acquisition of real property and secured by only the real property to which such Indebtedness relates without recourse to the Company or any of its Subsidiaries (other than subject to such customary carve-out matters for which the Company or its Subsidiaries acts as a guarantor in connection with such Indebtedness, such as fraud, misappropriation and misapplication, unless, until and for so long as a claim for payment or performance has been made thereunder (which has not been satisfied) at which time the obligations with respect to any such customary carve-out shall not be considered Non-Recourse Indebtedness, to the extent that such claim is a liability of the Company for GAAP purposes).

        "Non-U.S. Person" means a Person that is not a U.S. Person as defined in Regulation S, and includes dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rule 904 of Regulation S.

        "Notes" means, collectively, the Initial Notes, the Exchange Notes and the Additional Notes, if any, and treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this First Supplemental Indenture.

        "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnification, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

        "Officer" means, with respect to any Person, the President, Chief Executive Officer, any Vice President, Chief Operating Officer, Treasurer, Secretary or the Chief Financial Officer of such Person.

        "Officers' Certificate" means, with respect to any Person, a certificate signed by two Officers of such Person; provided, however, that every Officers' Certificate with respect to compliance with a covenant or condition provided for in this First Supplemental Indenture shall include (i) a statement that the Officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this First Supplemental Indenture relating thereto and (ii) a statement as to whether, in the opinion of the signers, such conditions have been complied with.

        "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee that meets the requirements of Section
12.05. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

        "Other Comprehensive Income or Loss" shall mean the accumulated other comprehensive income or loss of the Company and its Consolidated Subsidiaries as determined in accordance with GAAP.

        "Participant" means, with respect to the Depositary, a Person who has an account with the Depositary.

        "Permitted Hedging Transactions" means entering into instruments and contracts and making margin calls thereon, covering Indebtedness of the Company or any of its Subsidiaries and of any Subsidiary covering Indebtedness of such Subsidiary that are entered into to protect the Company and its Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with this First Supplemental Indenture; and shall include, without limitation, interest rate swaps, caps, floors, collars and similar instruments, "interest only" mortgage derivative assets or other mortgage derivative products, future contracts and options on futures contracts on the Eurodollar, Federal Funds, Treasury bills and Treasury rates and similar financial instruments.

        "Permitted Indebtedness" means, without duplication, each of the following:

                (1)     Indebtedness under the Initial Notes;

                (2) Indebtedness incurred pursuant to the Existing Warehouse Facilities in an aggregate principal amount at any time outstanding not to exceed the maximum amount available under each Existing Warehouse Facility as in effect on the Issue Date reduced by any required permanent repayments (which are accompanied by a corresponding permanent commitment reduction) thereunder;

                (3) Other Indebtedness of the Company and its Subsidiaries outstanding on the Issue Date reduced by the amount of any scheduled amortization payments or mandatory prepayments when actually paid or permanent reductions thereon;

                (4) Permitted Hedging Transactions of the Company covering Indebtedness of the Company or any of its Subsidiaries and Permitted Hedging Transactions of any Subsidiary of the Company covering Indebtedness of such Subsidiary; provided, however, that such Permitted Hedging Transactions are entered into to protect the Company and its Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with this First Supplemental Indenture to the extent the notional principal amount of such Permitted Hedging Transaction does not exceed the principal amount of the Indebtedness to which such Permitted Hedging Transactions relate;

                (5) Indebtedness under Currency Agreements; provided that in the case of Currency Agreements which relate to Indebtedness, such Currency Agreements do not increase the Indebtedness of the Company and its Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder;

                (6) Indebtedness of a Subsidiary of the Company to the Company or to a Wholly Owned Subsidiary of the Company for so long as such Indebtedness is held by the Company or a Wholly Owned Subsidiary of the Company;

                (7) Indebtedness of the Company to a Wholly Owned Subsidiary of the Company for so long as such Indebtedness is held by a Wholly Owned Subsidiary of the Company, in each case subject to no Lien; provided that: (a) any Indebtedness of the Company to any Wholly Owned Subsidiary of the Company is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under this First Supplemental Indenture and the Notes; and (b) if as of any date any Person other than a Wholly Owned Subsidiary of the Company owns or holds any such Indebtedness or any Person holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the Company;

                (8) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within two business days of incurrence;

                (9) Indebtedness of the Company or any of its Subsidiaries represented by letters of credit for the account of the Company or such Subsidiary, as the case may be, in order to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements in the ordinary course of business;

                (10) Indebtedness incurred pursuant to Principal and Interest Facilities in an aggregate principal amount at any time outstanding not to exceed the maximum amount available under each Principal and Interest Facility as in effect on the Issue Date reduced by any required permanent repayments (which are accompanied by a corresponding permanent commitment reduction) thereunder;

                (11)    Refinancing Indebtedness; and

                (12) Additional Indebtedness of the Company and its Subsidiaries in an aggregate principal amount not to exceed $15.0 million at any one time outstanding.

        For purposes of determining compliance with Section 4.09, 4.10 and 4.11 hereof, in the event that an item of Senior Unsecured Indebtedness or Indebtedness, as the case may be, meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (1) through (12) above or is entitled to be incurred pursuant to the second paragraph of each such covenant, the Company shall, in its sole discretion, classify (or later reclassify) such item of Senior Unsecured Indebtedness or Indebtedness, as the case may be, in any manner that complies with this covenant. Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Senior Unsecured Indebtedness or Indebtedness, as the case may be, in the form of additional Senior Unsecured Indebtedness or Indebtedness, as the case may be, with the same terms, and the payment of dividends on Disqualified Capital Stock in the form of additional shares of the same class of Disqualified Capital Stock will not be deemed to be an incurrence of Senior Unsecured Indebtedness or Indebtedness, as the case may be, or an issuance of Disqualified Capital Stock for purposes of the "Limitations on Incurrence of Additional Senior Unsecured Indebtedness," "Limitation Based Upon Total Unencumbered Assets," and "Limitation on Incurrence of Additional Consolidated Indebtedness" covenants.

        "Permitted Liens" means the following types of Liens:

                (1) Liens for taxes, assessments or governmental charges or claims either: (a) not delinquent; or (b) contested in good faith by appropriate proceedings and as to which the Company or its Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

                (2) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

                (3) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                (4) Judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

                (5) Easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries;

                (6) Any interest or title of a lessor under any Capitalized Lease Obligation; provided that such Liens do not extend to any property or assets which is not leased property subject to such Capitalized Lease Obligation;

                (7) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

                (8) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

                (9) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Subsidiaries, including rights of offset and set-off;

                (10) Liens securing Permitted Hedging Transactions and the costs thereof, which Permitted Hedging Transactions relate to Indebtedness that is otherwise permitted under this First Supplemental Indenture; and

                (11)    Liens securing Indebtedness under Currency Agreements.

        "Person" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

        "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

        "Principal and Interest Facilities" means any principal and interest facilities in aggregate borrowing capacity amount at any one time of up to $50 million, together with the related documents thereto (including, without limitation, any security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

        "Purchase Agreement" means the Purchase Agreement dated May 8, 2003 between the Company and the Initial Purchaser.

        "Qualified Capital Stock" means any Capital Stock that is not Disqualified Capital Stock.

        "Refinance" means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.

        "Refinancing Indebtedness" means any Refinancing by the Company or any Subsidiary of the Company of Senior Unsecured Indebtedness incurred in accordance with Section 4.09, 4.10 and 4.11 hereof (other than pursuant to clauses (2), (4), (5), (6), (7), (8), (9), (10) or (12) of the definition of
Permitted Indebtedness), and in each case that does not:

                (1) result in an increase in the aggregate principal amount of Senior Unsecured Indebtedness or Indebtedness, as the case may be, of such Person as of the date of such proposed Refinancing (plus the amount of any premium required to be paid under the terms of the instrument governing such Senior Unsecured Indebtedness or Indebtedness, as the case may be, and plus the amount of reasonable expenses incurred by the Company in connection with such Refinancing); or

                (2) create Senior Unsecured Indebtedness or Indebtedness, as the case may be, with: (a) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Senior Unsecured Indebtedness or Indebtedness being Refinanced; or (b) a final maturity earlier than the final maturity of the Senior Unsecured Indebtedness or Indebtedness being Refinanced; provided that (i) if such Senior Unsecured Indebtedness or Indebtedness being Refinanced is Senior Unsecured Indebtedness or Indebtedness, as the case may be, of the Company, then such Refinancing Indebtedness shall be Senior Unsecured Indebtedness or

        Indebtedness, as the case may be, solely of the Company, and (ii) if such Senior Unsecured Indebtedness or Indebtedness being Refinanced is subordinate or junior to the Notes, then such Refinancing Indebtedness shall be subordinate to the Notes at least to the same extent and in the same manner as the Senior Unsecured Indebtedness or Indebtedness being Refinanced.

        "Registration Rights Agreement" means the Registration Rights Agreement, dated May 15, 2003, between the Company and the Initial Purchaser.

        "Regulation S" means Regulation S under the Securities Act.

        "REIT" means Real Estate Investment Trust.

        "Responsible Officer" means, when used with respect to the Trustee, any managing director, director, principal, vice president, assistant vice president, assistant treasurer, associate or any other officer within the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also shall mean, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

        "Rule 144A" means Rule 144A under the Securities Act.

        "Secured Indebtedness" means any Indebtedness secured by a Lien upon the property of the Company or any of its Subsidiaries.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor statute or statutes thereto.

        "Senior Unsecured Indebtedness" means all Indebtedness of the Company and its Subsidiaries other than (1) Indebtedness that is secured by a Lien on property or assets of the Company or its Subsidiaries and (2) Subordinated Indebtedness.

        "Shelf Registration Statement" has the meaning set forth in Section
5.02.

        "Significant Subsidiary," with respect to any Person, means any Subsidiary of such Person that satisfies the criteria for a "significant subsidiary" set forth in Rule 1.02(w) of Regulation S-X under the Exchange Act.

        "S&P" means Standard & Poor's Ratings Service, a division of McGraw Hill Inc., a New York corporation, or any successor rating agency.

        "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon means the dates specified in such Indebtedness as the fixed date on which the principal of or premiums on such Indebtedness or such installment of interest is due and payable.

        "Subordinated Indebtedness" means all of the Company's and its Subsidiaries' Indebtedness that expressly provides that such Indebtedness shall be subordinated in right of payment to any other Indebtedness and matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control) on or after the final maturity date of the Notes.

        "Subsidiary," with respect to any Person, means:

                (1) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person; or

                (2) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

        "TIA" means the Trust Indenture Act of 1939, as amended.

        "TMHL" means Thornburg Mortgage Home Loans, Inc., a Delaware corporation.

        "Total Unencumbered Assets" as of any date means all assets (but excluding intangibles and accounts receivable other than principal and interest receivables on ARM assets) of the Company and its Subsidiaries not securing any portion of secured Indebtedness determined on a consolidated basis in accordance with GAAP.

        "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this First Supplemental Indenture and thereafter means the successor serving hereunder.

        "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

        "Unsecured Indebtedness" means any Indebtedness of the Company or any of its subsidiaries that is not Secured Indebtedness.

        "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (1) the then outstanding aggregate principal amount of such Indebtedness into; (2) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

        "Wholly Owned Subsidiary" of any Person means any Subsidiary of such Person of which all the outstanding voting Securities (other than in the case of a foreign Subsidiary, directors' qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Subsidiary of such Person.

        "2013 Notes" has the meaning set forth in the Recitals hereto.

Section 1.02.   Other Definitions.

                                                                    Defined in
                Term                                                  Section
                "Affiliate Transaction"............................    4.12
                "Authentication Order".............................    2.03
                "Change of Control Date"...........................    4.15
                "Change of Control Payment Date"...................    4.15
                "Change of Control Offer"..........................    4.15
                "Change of Control Purchase Date"..................    4.15
                "Change of Control Purchase Price".................    4.15
                "Covenant Defeasance"..............................    9.03

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                "Event of Default".................................    7.01
                "incur"............................................    4.09
                "Legal Defeasance".................................    9.02
                "Paying Agent".....................................    2.04
                "Registrar"........................................    2.04
                "Redemption Date"..................................    3.07
                "Restricted Payment"...............................    4.07
                "Surviving Entity".................................    6.01

Section 1.03. Incorporation by Reference of Trust Indenture Act. Whenever this First Supplemental Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this First Supplemental Indenture.

        All terms used in this First Supplemental Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by rule of the Commission under the TIA have the meanings so assigned to them.

Section 1.04.   Rules of Construction. Unless the context otherwise requires:

        (a) a term has the meaning assigned to it;

        (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

        (c) "or" is not exclusive;

        (d) words in the singular include the plural, and in the plural include the singular;

        (e) provisions apply to successive events and transactions; and

        (f) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the Commission from time to time.

                                   ARTICLE II

                                    THE NOTES

Section 2.01.   Creation of the Notes.

        (a) Initial Notes. In accordance with Section 2.01 of the Original Indenture, the Company hereby creates the Initial Notes as a separate series of its securities issued pursuant to the Indenture. The Initial Notes shall be issued initially in an aggregate principal amount of $200,000,000.

        (b) Exchange Notes. In accordance with Section 2.01 of the Original Indenture, the Company hereby creates the Exchange Notes as a separate series of its securities issued pursuant to the Indenture. The Exchange Notes are to be issued in exchange for the Initial Notes as provided in this First Supplemental Indenture and the Registration Rights Agreement. The Exchange Notes may be issued initially in an aggregate principal amount of up to the principal amount of the Initial Notes tendered in exchange therefor in an Exchange Offer.

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

Section 2.02.   Form and Dating.

        (a) The Initial Notes shall be in the form of Exhibit A or Exhibit B hereto, as applicable, and the Exchange Notes shall be in the form of Exhibit D or Exhibit E hereto, as applicable.

        (b) Initial Notes offered and sold to "qualified institutional buyers" (as defined in Rule 144A) in reliance on Rule 144A as provided in the Purchase Agreement shall be issued in book-entry form and shall be represented by a single, permanent global note in fully registered form, without coupons, substantially in the form of Exhibit A hereto and shall bear the legends set forth in Section 2.08(a) and (b) (the "Initial Restricted Global Note"). Upon issuance, the Initial Restricted Global Note shall be registered in the name of "Cede & Co.," as nominee of DTC, duly executed by the Company and authenticated by the Trustee and deposited with or on behalf of DTC.

        (c) Initial Notes offered and sold to Non-U.S. Persons in reliance on Regulation S as provided in the Purchase Agreement shall be issued in book-entry form and shall be represented by a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form of Exhibit B hereto and shall bear the legends set forth in Section 2.08(a) and (b) (the "Initial Regulation S Global Note," and together with the Initial Restricted Global Note," the "Initial Global Notes"). Upon issuance, the Initial Regulation S Global Note shall be registered in the name of "Cede & Co.," as nominee for DTC, duly executed by the Company and authenticated by the Trustee and deposited with or on behalf of DTC for the accounts of Euroclear or Clearstream Banking. Interests in the Initial Regulation S Global Note may only be held through Euroclear or Clearstream Banking.

        (d) [intentionally left blank]

        (e) In the event all or a portion of the Initial Notes of any series are tendered in an Exchange Offer, such Notes or the portions thereof being exchanged shall be exchanged for a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form of Exhibit D hereto (the "Exchange Global Notes") and shall bear the legends set forth in
Section 2.08(c) hereof. Upon issuance, each Exchange Global Note shall be registered in the name of "Cede & Co.," as nominee of DTC, duly executed by the Company and authenticated by the Trustee and deposited with or on behalf of DTC. Except as provided in Section 2.07(b), Exchange Certificated Notes shall not be issued and the Company waives any discretionary right it may otherwise have to cause the Notes to be issued in certificated form.

Section 2.03. Execution and Authentication. Two Officers shall sign the Notes for the Company by manual or facsimile signature. The Company's seal will be reproduced on the Notes.

        A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this First Supplemental Indenture.

        The Trustee shall, upon a written order of the Company signed by one or more Officers (an "Authentication Order"), authenticate Notes for original issue on the Issue Date in aggregate principal amount not to exceed $200,000,000 (other than as provided in Section 2.09). The Trustee shall authenticate Additional Notes thereafter (so long as permitted by the terms of this First Supplemental Indenture) for original issue upon one or more Authentication Orders in aggregate principal amount as specified in such order (other than as provided in Section 2.09). Each such Authentication Order shall specify the amount of Notes to be authenticated, whether the Notes are to be Initial Notes, Additional Notes or Exchange Notes and whether the Notes are to be issued as definitive notes or Global Notes or such other information as the Trustee shall reasonably request.

        The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this First Supplemental Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

Section 2.04. Registrar and Paying Agent. The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this First Supplemental Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

        The Company initially appoints DTC to act as Depositary with respect to the Global Notes.

        The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Notes.

Section 2.05. Paying Agent to Hold Money in Trust. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Notes, and will notify the Trustee in writing of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

Section 2.06. Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders and the Company shall otherwise comply with TIA Section 312(a).

Section 2.07.   Transfer and Exchange.

        (a) By its acceptance of any Initial Note represented by a certificate bearing the legend set forth in Section 2.08(a) hereof (the "Private Placement Legend"), each Holder of, and beneficial bearer of an interest in, such Initial Note acknowledges the restrictions on transfer of such Initial Note and agrees that it shall transfer such Initial Note only in accordance with such restrictions. Each purchaser (other than the Initial Purchaser) of the Notes and each Person to whom the Notes are transferred shall, prior to the Resale Restriction Termination Date (as defined in the Private Placement Legend), be deemed to have acknowledged, represented and agreed to the matters and restrictions on transfer described under the heading "Notice to Investors" in the Confidential Offering Circular of the Company, dated May 8, 2003, relating to the Initial Notes. Upon the registration of transfer, exchange or replacement of an Initial Note not bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of an Initial Note bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes bearing the Private Placement Legend, unless such legend may be removed from such Note as provided in this
Section 2.07. If the Private Placement Legend has been removed from an Initial Note, as provided herein, no other Initial Note issued in exchange for all or any part of such Initial Note shall bear such legend, unless the Company has reasonable cause to believe that such other Initial Note represents a "restricted security" within the meaning of Rule 144 under the Securities Act and instructs the Trustee in writing to cause a legend to appear thereon. Each Initial Note shall bear the Private Placement Legend unless and until:

                (1) a transfer of such Initial Note is made pursuant to an effective Shelf Registration Statement, in which case the Private Placement Legend shall be removed from such Initial Note so transferred at the request of the Holder; or

                (2) there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may reasonably be requested by the Company confirming that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Initial Note shall not violate the registration and prospectus delivery requirements of the Securities Act; provided, that the Trustee shall not be required to determine but may rely on a determination made by the Company with respect to the sufficiency of any such evidence; and upon written direction of the Company, the Trustee shall authenticate and deliver in exchange for such Initial Note, an Initial Note or Initial Notes representing the same aggregate principal amount of the Initial Note being exchanged) without such legend.

        (b) The Initial Global Note or Exchange Global Note, as the case may be, shall be exchanged by the Company for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable, if (i) DTC (1) has notified the Company that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and (2) a successor to DTC registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 calendar days or (ii) DTC is at any time unwilling or unable to continue as depositary and the Company is not able to appoint a successor to DTC within 90 calendar days. If an Event of Default occurs and is continuing, the Company shall, at the request of the Trustee or the Holder thereof, exchange all or part of the Initial Global Note or Exchange Global Note, as the case may be, for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable. Whenever a Global Note is exchanged for one or more Initial Certificated Notes or Exchange Certificated Notes, as the case may be, it shall be surrendered by the Holder thereof to the Trustee and cancelled by the Trustee. All Initial Certificated Notes or Exchange Certificated Notes issued in exchange for a Global Note or a portion thereof shall be registered in such names, and delivered, as DTC shall instruct the Trustee. Any Initial Certificated Notes issued pursuant to this
Section 2.07 shall include the Private Placement Legend, except as set forth in
Section 2.07(a) hereof.

        (c) Any Initial Notes that are presented to the Trustee for exchange pursuant to an Exchange Offer shall be exchanged for Exchange Notes of equal principal amount upon surrender to the Trustee in accordance with the terms of the Exchange Offer. Whenever any Initial Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver to the surrendering Holder thereof, Exchange Notes in the same aggregate principal amount as the Initial Notes so surrendered.

        (d) Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by such Holder (or its agent), and that ownership of a beneficial interest in the Notes represented thereby shall be required to be reflected in book-entry form. Transfers of a Global Note shall be limited to transfers in whole and not in part, to DTC, its successors and their respective nominees. Interests of beneficial owners in a Global Note shall be transferred in accordance with the rules and procedures of DTC (or its successors).

Section 2.08.   Legends. The following legends shall appear on the Notes.

        (a) Except as provided in Section 2.08(b) hereof, each Initial Note shall bear the following legends on the face thereof:

        THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE COMPANY OR THE INITIAL PURCHASER OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, THE INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR
(7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF

APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

        (b) In addition to the legends set forth in Section 2.08(a), each Initial Global Note shall also bear the following legends on the face thereof:

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

        (c) The Exchange Global Note shall bear the following legends on the face thereof:

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

Section 2.09. Replacement Notes. If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the

Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

        Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this First Supplemental Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.10. Outstanding Notes. The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section
2.11 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

        If a Note is replaced pursuant to Section 2.09 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

        If the principal amount of any Note is considered paid under Section
4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

        If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.11. Treasury Notes. In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Affiliate of the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee actually knows are so owned shall be so disregarded.

Section 2.12. Temporary Notes. Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

        Holders of temporary Notes shall be entitled to all of the benefits of this First Supplemental Indenture.

Section 2.13. Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Notes (subject to the record retention requirement of the Exchange Act). The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.14. Defaulted Interest. If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.15. Record Date. The Company may set a record date for purposes of determining the identity of Holders entitled to vote or to consent to any action by vote or consent authorized or permitted by Sections 7.04 and 7.05.

Section 2.16. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or the omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP numbers.

                                   ARTICLE III

                            REDEMPTION AND PREPAYMENT

Section 3.01. Notices to Trustee. If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 45 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this First Supplemental Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed, (iv) the redemption price and (v) the CUSIP numbers of the Notes to be redeemed.

Section 3.02. Selection of Notes to Be Redeemed. In the event that the Company chooses to redeem less than all of the Notes, selection of the Notes for redemption will be made by the Trustee either:

                (1) in compliance with the requirements of the principal national Securities exchange, if any, on which the Notes are listed; or

                (2) on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate.

        No Notes of a principal amount of $1,000 or less shall be redeemed in part. If a partial redemption is made with the proceeds of an Equity Offering (as defined in Section 3.07(b)), the Trustee will select the Notes only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to DTC procedures).

        The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed.

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

Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this First Supplemental Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03. Notice of Redemption. At least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail (at its own expense), a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

        The notice shall identify the Notes to be redeemed, including the CUSIP numbers, and shall state:

        (a) the redemption date;

        (b) the redemption price and the amount of accrued and unpaid interest, if any, to be paid;

        (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

        (d) the name and address of the Paying Agent;

        (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

        (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

        (g) the paragraph of the Notes and/or section of this First Supplemental Indenture pursuant to which the Notes called for redemption are being redeemed; and

        (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

        At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have provided to the Trustee, at least 45 days prior to the redemption date (unless a shorter notice shall be satisfactory to the Trustee), the information required by clauses (a) through (h) above.

Section 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

Section 3.05. Deposit of Redemption Price. One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date and any amounts owed the Trustee. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed and any amounts owed the Trustee.

        If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in
Section 4.01 hereof.

Section 3.06. Notes Redeemed in Part. Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

Section 3.07. (a) Optional Redemption. At any time on or after May 15, 2008, the Notes may be redeemed or purchased in whole or in part at the Company's option at a price equal to 100% of the principal amount thereof plus the Applicable Premium as of, and accrued but unpaid interest, if any, to, the date of redemption or purchase (the "Redemption Date") (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

        "Applicable Premium" means, with respect to a Note at any Redemption
Date: (1) 104% of the principal amount of such Note if the Redemption Date is on or after May 15, 2008 and before May 15, 2009; (2) 102.667% of the principal amount of such Note if the Redemption Date is on or after May 15, 2009 and before May 15, 2010; (3) 101.333% of the principal amount of such Note if the Redemption Date is on or after May 15, 2010 and before May 15, 2011; and (4) 0% of the principal amount of such Note if the Redemption Date is on or after May 15, 2011. Calculation of the Applicable Premium will be made by the Company or on behalf of the Company by such Person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee.

        "Treasury Rate" means, with respect to a Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such Redemption Date to May 15, 2013; provided, however, that if the period from such Redemption Date to May 15, 2013 is not equal to the constant maturity of the United States Treasury securities for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such Redemption Date to May 15, 2013 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

        (b) Optional Redemption Upon Equity Offerings. At any time, or from time to time, on or prior to May 15, 2006, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the principal amount of the Notes issued under this First Supplemental Indenture at a redemption price of 108% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that:

                (1) at least 65% of the principal amount of Notes issued under this First Supplemental Indenture remains outstanding immediately after any such redemption; and

                (2) the Company makes such redemption not more than 60 days after the consummation of any such Equity Offering.

        Other than as specifically provided in this Section 3.07, any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

Section 3.08. Mandatory Redemption. The Company shall not be required to make mandatory redemption payments with respect to the Notes prior to Maturity.

                                   ARTICLE IV

                                    COVENANTS

Section 4.01. Payment of Notes. The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

        The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02. Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this First Supplemental Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

        The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

        The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.04.

Section 4.03. Reports to Holders. Whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Company shall furnish the Holders of Notes:

                (1) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management's Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Company and its Subsidiaries separate from the financial condition and results of operations of the Subsidiaries of the Company, if any) and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; and

                (2) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the Commission's rules and regulations.

        In addition, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, the Company has agreed that, for so long as any Notes remain outstanding, it will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 4.04.   Compliance Certificate.

        (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled their obligations under this First Supplemental Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this First Supplemental Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this First Supplemental Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

        (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.05. Taxes. The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders.

Section 4.06. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this First Supplemental Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07. Limitation on Restricted Payments. The Company shall not, and shall not cause or permit any of its Subsidiaries to, directly or indirectly:

                (1) declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Company) on or in respect of shares of the Company's Capital Stock to holders of such Capital Stock;

                (2) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock; or

                (3) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company that is subordinate or junior in right of payment to the Notes if at the time of such action (each, a "Restricted Payment") or immediately after giving effect thereto,

                        (i) a Default or an Event of Default shall have occurred and be continuing; or

                        (ii) the Company is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Sections 4.09, 4.10 and 4.11 hereof; or

                        (iii) the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to the Issue Date (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined in good faith by the Board of Directors of the Company) shall exceed the sum of:

                        (w) $47.1 million (which amount represents the Company's undistributed taxable income as of March 31, 2003); plus

                        (x) 95% of the cumulative Adjusted Earnings (or if the cumulative Adjusted Earnings shall be a loss, minus 100% of such loss) of the Company, less any dividends on Preferred Stock of the Company paid or accrued, from and after March 31, 2003 and on or prior to the date the Restricted Payment occurs (the "Reference Date") (treating such period as a single accounting period); plus

                        (y) 100% of the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to the Issue Date and on or prior to the Reference Date of Qualified Capital Stock of the Company; plus

                        (z) without duplication of any amounts included in clause (iii)(y) above, 100% of the aggregate net cash proceeds of any equity contribution received by the Company from a holder of the Company's Capital Stock (excluding, in the case of clauses (iii)(y) and (z), any net cash proceeds from an Equity Offering to the extent used to redeem the Notes in compliance with the provisions set forth under Section 3.07(b) hereof.

        The foregoing provisions do not prohibit:

                (1) the payment of any dividend within 60 days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration;

                (2) if no Default or Event of Default shall have occurred and be continuing, the acquisition of any shares of Capital Stock of the Company, either (i) solely in exchange for shares of Qualified Capital Stock of the Company or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock of the Company;

                (3) so long as no Default or Event of Default shall have occurred and be continuing, repurchases by the Company of Common Stock of the Company from employees of the Company or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such employees, in an aggregate amount not to exceed $500,000 in any calendar year;

                (4) the declaration or payment by the Company of any dividend or distribution that is necessary to maintain its status as a REIT under the Code if:

                        (a) the dividend or distribution does not exceed 100% of the Consolidated Net Income for the fiscal quarter preceding the declaration and payment date; and

                        (b) no Default or Event of Default shall have occurred and be continuing;

                (5) the payment of any dividend on Preferred Stock of the Company; and

                (6) Restricted Payments in an amount not to exceed $50.0 million.

        In determining the aggregate amount of Restricted Payments made subsequent to the Issue Date in accordance with clause (iii) above, amounts expended pursuant to clauses (1), (2) (ii), (3), (4) and (6) shall be included in such calculation.

Section 4.08. Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries. The Company will not, and will not cause or permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Company to:

                (1) pay dividends or make any other distributions on or in respect of its Capital Stock to the Company;

                (2) make loans or advances or to pay any Indebtedness or other obligation owed to the Company or any other Subsidiary of the Company; or

                (3) transfer any of its property or assets to the Company or any other Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of:

                        (a) applicable law;

                        (b) this First Supplemental Indenture;

                        (c) customary non-assignment provisions of any contract
                or any lease governing a leasehold interest of any Subsidiary of the Company;

                        (d) any instrument governing Acquired Indebtedness,
                which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired;

                        (e) agreements existing on the Issue Date to the extent
                and in the manner such agreements are in effect on the Issue
                Date;

                        (f) provisions of any agreement governing Indebtedness
                incurred in accordance with this First Supplemental Indenture that impose such encumbrances or restrictions upon the occurrence of a default or failure to meet financial covenants or conditions under the agreement;

                        (g) restrictions on the transfer of assets (other than
                cash) held in a Subsidiary of the Company imposed under any agreement governing Indebtedness incurred in accordance with this First Supplemental Indenture;

                        (h) provisions of any agreement governing Indebtedness
                incurred in accordance with this First Supplemental Indenture that require a Subsidiary to service its debt obligations before making dividends, distributions or advancements in respect of its Capital Stock;

                        (i) an agreement governing Indebtedness incurred to
                Refinance the Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clause (b), (d) or (e) above; provided, however, that the provisions relating to such encumbrance or restriction contained in any such Indebtedness are not materially less favorable to the Company as determined by the Board of Directors of the Company in their reasonable and good faith judgment than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clause (b), (d) or (e).

Section 4.09. Limitation on Incurrence of Additional Senior Unsecured Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively, "incur") any Senior Unsecured Indebtedness (including, without limitation, Acquired Indebtedness) other than Permitted Indebtedness.

        Notwithstanding the foregoing, if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Senior Unsecured Indebtedness, the Company or any of its Subsidiaries may incur Senior Unsecured Indebtedness (including, without limitation, Acquired Indebtedness), in each case if on the date of the incurrence of such Senior Unsecured Indebtedness, after giving effect to the incurrence thereof and the use of proceeds thereof:

            . the Consolidated Senior Unsecured Indebtedness Interest Coverage Ratio of the Company is greater than 3.0 to 1.0; and

            . the ratio of the aggregate amount of Senior Unsecured Indebtedness outstanding to the Company's Consolidated Adjusted Tangible Net Worth is less than 0.25 to 1.0.

Section 4.10. Limitation on Incurrence of Additional Consolidated Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, incur any Indebtedness (including, without limitation, Acquired Indebtedness) other than Permitted Indebtedness.

        Notwithstanding the foregoing, if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Company or any of its Subsidiaries may incur Indebtedness (including, without limitation, Acquired Indebtedness), in each case if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof and the use of proceeds thereof:

            . the ratio of Adjusted Debt to Adjusted Net Worth is less than 12 to 1.

Section 4.11. Limitation Based Upon Total Unencumbered Assets. If the Total Unencumbered Assets of the Company and its Consolidated Subsidiaries is less than 125% of the aggregate principal amount of the Unsecured Indebtedness of the Company and its Consolidated Subsidiaries, in each case as of the last day of any fiscal quarter of the Company during the term of the Notes (the "Quarter End Date"), then from and after the Quarter End Date until such time as the Total Unencumbered Assets of the Company and its Consolidated Subsidiaries is at least 125% of the aggregate principal amount of the Unsecured Indebtedness of the Company and its Consolidated Subsidiaries, the Company will maintain a ratio of Adjusted Debt to Adjusted Net Worth, that is no higher than the calculation of such ratio at the Quarter End Date.

Section 4.12. Limitations on Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "Affiliate Transaction"), other than:
(1) Affiliate Transactions permitted as described below; and (2) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Company or such Subsidiary.

        All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate payments or other property with a fair market value in excess of $5.0 million shall be approved by the Board of Directors of the Company or such Subsidiary, as the case may be, such approval to be evidenced by a Board Resolution stating that such Board of Directors has determined that such transaction complies with the foregoing provisions. If the Company or any Subsidiary of the Company enters into an Affiliate Transaction (or a series of related Affiliate Transactions related to a common plan) that involves an aggregate fair market value of more than $10.0 million, the Company or such Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the Company or the relevant Subsidiary, as the case may be, from a financial point of view, from an Independent Financial Advisor and file the same with the Trustee.

        The restrictions set forth in the first paragraph of this Section 4.12 shall not apply to:

                (1) reasonable fees and compensation paid to and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Subsidiary of the Company as determined in good faith by the Company's Board of Directors or senior management;

                (2) transactions exclusively between or among the Company and any of its Subsidiaries or exclusively between or among such Subsidiaries in the ordinary course of business, provided such transactions are not otherwise prohibited by this First Supplemental Indenture;

                (3) transactions between the Company or one of its Subsidiaries and any Person in which the Company or one of its Subsidiaries has made an Investment in the ordinary course of the Company's real estate lending business and such Person is an Affiliate solely because of such Investment;

                (4) transactions between the Company or one of its Subsidiaries and any Person in which the Company or one of its Subsidiaries holds an interest as a joint venture partner and such Person is an Affiliate solely because of such interest;

                (5) any agreement as in effect as of the Issue Date, including the Management Agreements between the Company and the Manager and between TMHL and the Manager or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Holders in any material respect than the original agreement as in effect on the Issue Date;

                (6) Restricted Payments permitted by Section 4.07; and

                (7) agreements with and rights of Affiliates under the Company's 2002 Long-Term Incentive Plan or any predecessor or successor incentive compensation or employee benefits plan; and any mortgage loans outstanding or hereinafter entered into by and between the Company and an Affiliate under the Company's employee residential mortgage loan program.

Section 4.13. Limitation on Liens. The Company shall not, and shall not cause or permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Liens of any kind on the assets of the Company securing Indebtedness of the Company unless:

                (1) in the case of Liens securing Indebtedness of the Company that is expressly subordinate or junior in right of payment to the Notes, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens; and

                (2) in all other cases, the Notes are equally and ratably secured except for:

                        (a) Liens existing as of the Issue Date to the extent and in the manner such Liens are in effect on the Issue Date;

                        (b)     Liens securing the Notes;

                        (c) Liens securing reverse repurchase agreement indebtedness and Non-Recourse Indebtedness;

                        (d) Liens securing Refinancing Indebtedness that is incurred to Refinance any Indebtedness that has been secured by a Lien permitted under this First Supplemental Indenture and that has been incurred in accordance with the provisions of this First Supplemental Indenture; provided, however, that such
                Liens: (i) are no less favorable to the Holders than the Liens in respect of the Indebtedness being Refinanced; and (ii) do not extend to or cover any property or assets of the Company not securing the Indebtedness so Refinanced; and

                        (e)     Permitted Liens.

Section 4.14. Corporate Existence. Subject to Article 6 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.15.   Offer to Repurchase Upon Change of Control.

        (a) Upon the occurrence of a Change of Control (the date of such occurrence, the "Change of Control Date"), each Holder shall have the right to require the Company to purchase such Holder's Notes in whole or in part in integral multiples of $1,000 at a purchase price (the "Change of Control Purchase Price") in cash equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, at the date of purchase (the "Change of Control Purchase Date"), pursuant to and in accordance with the offer described in this Section 4.15 (the "Change of Control Offer").

        (b) Within 30 days following the Change of Control Date the Company shall send, by first class mail, a notice to the Holders and the Trustee stating:

                (i) that the Change of Control Offer is being made pursuant to this Section 4.15 and that all Notes validly tendered will be accepted for payment;

                (ii) the Change of Control Purchase Price and the Change of Control Purchase Date, which shall be a Business Day that is no earlier than 30 days nor later than 60 days from the date such notice is mailed (the "Change of Control Payment Date") other than as may be required by law;

                (iii) that any Note not tendered will continue to accrue interest;

                (iv) that any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date unless the Company shall default in the payment of the Change of Control Purchase Price of the Notes and the only remaining right of the Holder is to receive payment of the Change of Control Purchase Price upon surrender of the applicable Note to the Paying Agent;

                (v) that Holders electing to have a portion of a Note purchased pursuant to a Change of Control Offer may only elect to have such Note purchased in integral multiples of $1,000;

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

                (vi) that if a Holder elects to have a Note purchased pursuant to the Change of Control Offer it will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date;

                (vii) that a Holder will be entitled to withdraw its election if the Company receives, not later than the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes such Holder delivered for purchase, and a statement that such Holder is withdrawing its election to have such Note purchased; and

                (viii) that if Notes are purchased only in part a new Note of the same type will be issued in principal amount equal to the unpurchased portion of the Notes surrendered.

        (c) On or before the Change of Control Payment Date, the Company shall, to the extent lawful, accept for payment, all Notes or portions thereof validly tendered pursuant to the Change of Control Offer, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this
Section 4.15. The Company, the Depositary or the Paying Agent, as the case may be, shall promptly mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee, upon written request from the Company shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof.

        (d) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to an offer hereunder. To the extent the provisions of any securities laws or regulations conflict with the provisions under this
Section 4.15, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 4.15 by virtue thereof.

Section 4.16. Limitation on Preferred Stock of Subsidiaries. The Company shall not permit any of its Subsidiaries to issue any Preferred Stock (other than to the Company or to a Wholly Owned Subsidiary of the Company) or permit any Person (other than the Company or a Wholly Owned Subsidiary of the Company) to own any Preferred Stock of any Subsidiary of the Company, other than Preferred Stock outstanding on the Issue Date of Subsidiaries formed to facilitate maintaining the Company's REIT status.

Section 4.17. Conduct of Business. The Company and its Subsidiaries shall engage primarily in the business of acquiring and originating adjustable rate mortgages and assets comprised of adjustable rate mortgage securities and other activities related to or arising out of those activities.

Section 4.18. Limitation of Guarantees by Subsidiaries. The Company shall not permit any of its Subsidiaries, directly or indirectly, by way of the pledge of any intercompany note or otherwise, to assume, guarantee or in any other manner become liable with respect to any Indebtedness of the Company, unless, in any such case:

                (1) such Subsidiary executes and delivers a supplemental indenture to this First Supplemental Indenture, providing a guarantee of payment of the Notes by such Subsidiary; and

                (2) if such assumption, guarantee or other liability of such Subsidiary is provided in respect of Indebtedness that is expressly subordinated to the Notes, the guarantee or other instrument provided by such Subsidiary in respect of such subordinated Indebtedness shall be subordinated to the Guarantee pursuant to subordination provisions no less favorable to the Holders of the Notes than those contained in this First Supplemental Indenture.

        Notwithstanding the foregoing, any such Guarantee by a Subsidiary of the Notes shall provide by its terms that it shall be automatically and unconditionally released and discharged, without any further action required on the part of the Trustee or any Holder, upon:

                (1) the unconditional release of such Subsidiary from its liability in respect of the Indebtedness in connection with which such Guarantee was executed and delivered pursuant to the preceding paragraph; or

                (2) any sale or other disposition (by merger or otherwise) to any Person that is not a Subsidiary of the Company of all of the Company's Capital Stock in, or all or substantially all of the assets of, such Subsidiary; provided that: (a) such sale or disposition of such Capital Stock or assets is otherwise in compliance with the terms of this First Supplemental Indenture; and (b) such assumption, guarantee or other liability of such Subsidiary has been released by the holders of the other Indebtedness so guaranteed.

Section 4.19. Termination of Certain Covenants In Event of Investment Grade Rating. In the event that each of the Rating Categories assigned to the Notes by the Rating Agencies is Investment Grade, the obligations under the covenants contained in Sections 4.07, 4.08, 4.11, 4.12, 4.13, 4.16, 4.17 and 4.18 hereof shall cease to apply to the Company in the event, and only for so long as, the Notes are rated Investment Grade and no Default or Event of Default has occurred and is continuing.

Section 4.20. Maintenance of Properties; Books and Records; Compliance with Law.

        (a) The Company shall and shall cause each of its Subsidiaries to at all times cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto; provided that nothing in this Section 4.20 shall prevent the Company or any of its Subsidiaries from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is either (i) in the ordinary course of business,
(ii) in the reasonable and good faith judgment of the Board of Directors or management of the Company or the Subsidiary concerned, as the case may be, desirable in the conduct of the business of the Company or such Subsidiary, as the case may be, or (iii) otherwise permitted by this First Supplemental Indenture.

        (b) The Company shall and shall cause each of its Subsidiaries to keep proper and true books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each of its Subsidiaries, and reflect on its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP consistently applied to the Company and its Subsidiaries taken as a whole.

        (c) The Company shall and shall cause each of its Subsidiaries to comply in all material respects with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would materially adversely affect the business, earnings, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

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                                    ARTICLE V

                  EXCHANGE OFFER; REGISTRATION RIGHTS AGREEMENT

Section 5.01. The Company and the Initial Purchaser will enter into the Registration Rights Agreement prior to or concurrently with the issuance of the Notes whereby the Company will agree to (i) file with the Commission on or prior to 45 days after the Issue Date, a registration statement (the "Exchange Offer Registration Statement") relating to a registered exchange offer (the "Exchange Offer") for the Notes under the Securities Act; (ii) use its best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 140 days after the Issue Date; (iii) use its best efforts to keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the holders of the Notes; and (iv) be required to cause the Exchange Offer to be consummated no later than 40 days following the date on which the Exchange Offer Registration Statement is declared effective. Upon the effectiveness of the Exchange Offer Registration Statement, the Company will offer to the holders of registrable securities who are not prohibited by any law or policy of the Commission from participating in the Exchange Offer the opportunity to exchange their registrable securities for an issue of notes (the "Exchange Notes") that are identical in all material respects to their registrable securities (except that the Exchange Notes will not contain terms with respect to certain interest rate provisions and transfer restrictions) and that would be registered under the Securities Act. The Company will keep the Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Exchange Offer is mailed to the holders of the Notes.

Section 5.02. If (i) because of any change in law or in applicable interpretations thereof by the Commission, the Company is not permitted to effect the Exchange Offer as contemplated in the Registration Rights Agreement;
(ii) the Exchange Offer is not consummated by the 180th day after the Issue Date; (iii) the Initial Purchaser of the Notes requests with respect to Notes not eligible to be exchanged for Exchange Notes in the Exchange Offer and held by it following consummation of the Exchange Offer; or (iv) any holder (other than a broker-dealer) of Notes is not eligible to participate in the Exchange Offer or, in the case of any holder (other than a broker-dealer) of Notes that participates in the Exchange Offer, such holder does not receive Exchange Notes on the date of the exchange and any such holder so requests, (each such event referred to in clauses (i) through (iv) above a "Trigger Date"), the Company will promptly (but in no event more than 45 days after the Trigger Date), file with the Commission and thereafter use its best efforts to cause to be declared effective no later than 140 days after such Trigger Date a shelf registration statement (the "Shelf Registration Statement") relating to the offer and sale of the registrable securities by the holders of the Notes to cover such Notes; provided, however, such holders must agree in writing to be bound by the terms of the Shelf Registration Statement applicable to such holder.

Section 5.03. Each holder of Notes participating in the Exchange Offer shall be required to make certain representations at the time of the consummation of the Exchange Offer, including representations that (i) any Exchange Notes received by such holder will be acquired in the ordinary course of business;
(ii) such holder has no arrangements or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the Securities Act; (iii) such holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; (iv) if such holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes; and (v) if such holder of Notes is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes.

                                   ARTICLE VI

                                   SUCCESSORS

Section 6.01. Merger, Consolidation and Sale of Assets. The Company will not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Subsidiary of the Company to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Company's assets (determined on a consolidated basis for the Company and the Company's Subsidiaries) whether as an entirety or substantially as an entirety to any Person unless:

                (1) either:

                        (a) the Company shall be the surviving or continuing
                corporation; or

                        (b) the Person (if other than the Company) formed by
                such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company and of the Company's Subsidiaries substantially as an entirety (the "Surviving Entity"):

                                (i) shall be a corporation organized and validly
                        existing under the laws of the United States or any State thereof or the District of Columbia; and

                                (ii) shall expressly assume, by supplemental
                        indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest on all of the Notes and the performance of every covenant of the Notes and the Indenture on the part of the Company to be performed or observed;

                (2) immediately after giving effect to such transaction and the assumption contemplated by clause (1)(b)(ii) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction), the Company or such Surviving Entity, as the case may be:
        (a) shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction; and (b) shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.09, 4.10 and 4.11 hereof;

                (3) immediately before and immediately after giving effect to such transaction and the assumption contemplated by clause (1)(b)(ii) above (including, without limitation, giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred or be continuing; and

                (4) the Company or the Surviving Entity shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of this First Supplemental Indenture and that all conditions precedent in this First Supplemental Indenture relating to such transaction have been satisfied.

        For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Subsidiaries of the Company the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Section 6.02. Successor Corporation Substituted. Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 6.01 hereof, in which the Company is not the continuing corporation, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this First Supplemental Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of, the Company under this First Supplemental Indenture and the Notes with the same effect as if such successor corporation had been named as the Company herein; provided, however, that, in the case of a transfer by lease, the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Notes.

                                   ARTICLE VII

                              DEFAULTS AND REMEDIES

Section 7.01.   Events of Default.  The following are "Events of Default":

                (1) the failure to pay interest on any Notes when the same becomes due and payable and the default continues for a period of 30 days;

                (2) the failure to pay the principal on any Notes, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer);

                (3) a default in the observance or performance of any other covenant or agreement contained in this First Supplemental Indenture and such default continues for a period of 30 days after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes (except in the case of a default with respect to Section 5.01 hereof, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

                (4) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness (other than Non-Recourse Indebtedness) of the Company or any Subsidiary of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 20 days of receipt by the Company or such Subsidiary of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $5.0 million or more at any time;

                (5) one or more judgments in an aggregate amount in excess of $5.0 million shall have been rendered against the Company or any of its Subsidiaries and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable (other than any judgments as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such judgments in writing);

                (6) there shall have been the entry by a court of competent jurisdiction of:

                        (a) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law; or

                        (b) a decree or order adjudging the Company or any Significant Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

                (7) (a) the Company or any Significant Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent;

                        (b) the Company or any Significant Subsidiary consents to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it;

                        (c) the Company or any Significant Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law;

                        (d)     the Company or any Significant Subsidiary:

                                (i) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or such Significant Subsidiary or of any substantial part of its property;

                                (ii) makes an assignment for the benefit of creditors; or

                                (iii) admits in writing its inability to pay its debts generally as they become due; or

                        (e) the Company or any Significant Subsidiary takes any corporate action in furtherance of any such actions in this clause (7).

Section 7.02. Acceleration. If an Event of Default (other than an Event of Default specified in clauses (6) or (7) above with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Notes may declare the principal of and accrued interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration" (the "Acceleration Notice"), and the same shall become immediately due and payable.

        If an Event of Default specified in clauses (6) or (7) above with respect to the Company occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

        At any time after a declaration of acceleration with respect to the Notes as described in the preceding paragraph, the Holders of a majority in principal amount of the Notes may rescind and cancel such declaration and its consequences:

                (1) if the rescission would not conflict with any judgment or decree;

                (2) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration;

                (3) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid;

                (4) if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances; and

                (5) in the event of the cure or waiver of an Event of Default of the type described in clauses (6) or (7) of Section 7.01 hereof, the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

Section 7.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this First Supplemental Indenture.

        The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 7.04. Waiver of Past Defaults. Holders of not less than a majority in aggregate principal amount of the then outstanding Notes by notice in writing to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Notes (including in connection with a Change of Control Offer or other offer to purchase) (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this First Supplemental Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 7.05. Control by Majority. Holders of a majority in principal amount of the then outstanding Notes may, by written notice, direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this First Supplemental Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in any personal liability.

Section 7.06. Limitation on Suits. A Holder of a Note may pursue a remedy with respect to this First Supplemental Indenture or the Notes only if:

        (a) a Holder gives to the Trustee written notice of a continuing Event of Default;

        (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

        (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

        (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

        (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a written direction inconsistent with the request.

        (f) A Holder may not use this First Supplemental Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

Section 7.07. Rights of Holders of Notes to Receive Payment. Notwithstanding any other provision of this First Supplemental Indenture, the right of any Holder to receive payment of principal, premium, if any, and interest on the Notes so held, on or after the respective due dates expressed in the Notes (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 7.08.   Collection Suit by Trustee. If an Event of Default specified in
Section 7.01(1) or (2) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any amounts due the Trustee under Section 8.07 hereof.

Section 7.09. Trustee May File Proofs of Claim. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent in writing to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 7.10. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                First: to the Trustee, its agents and attorneys for amounts due under Section 8.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

                Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any and interest, respectively; and

                Third: to the Company or to such party as a court of competent jurisdiction shall direct.

        The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 7.10.

Section 7.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this First Supplemental Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 7.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                  ARTICLE VIII

                                     TRUSTEE

Section 8.01.   Duties of Trustee.

        (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this First Supplemental Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        (b) Except during the continuance of an Event of Default:

                (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this First Supplemental Indenture and no implied covenants or obligations shall be read into this First Supplemental Indenture against the Trustee; and

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

                (ii) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this First Supplemental Indenture in the absence of bad faith on the Trustee's part; provided, however, that the Trustee shall examine the certificates and opinions to determine whether or not they substantially conform to the requirements of this First Supplemental Indenture.

        (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                (i)     this paragraph does not limit the effect of paragraph
        (b) of this Section 8.01;

                (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal or review, that the Trustee was negligent in ascertaining the pertinent facts;

                (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a written direction received by it pursuant to Section 7.05; and

                (iv) the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this First Supplemental Indenture or in the exercise of any of its rights or powers, if it has reasonable grounds to believe repayment of the funds or indemnity satisfactory to it against the risk or liability is not reasonably assured to it.

        (d) Every provision of this First Supplemental Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee is subject to the provisions of this Section 8.01 and to the provisions of the TIA.

        (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

        (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money and Government Securities held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

        (g) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Notes at the time outstanding given pursuant to Section 7.05 of this First Supplemental Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this First Supplemental Indenture.

Section 8.02.   Rights of Trustee.

        (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in such documents.

        (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel that conforms to Section 12.04. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

        (c) The Trustee may act through agents, attorneys, custodians or nominees and shall not be responsible for the misconduct or negligence of any attorneys, custodians or nominees appointed with due care.

        (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers, except conduct that constitutes willful misconduct, negligence or bad faith.

        (e) The Trustee may consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith reliance and in accordance with such written advice or opinion of counsel.

        (f) The Trustee will not be required to investigate any facts or matters stated in any document, but if it decides to investigate any matters or facts, the Trustee or its agents or attorneys will be entitled to examine the books, records and premises of the Company.

Section 8.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 8.10 and 8.11 hereof.

Section 8.04. Trustee's Disclaimer. The Trustee (i) is not responsible for and makes no representation as to the validity or adequacy of this First Supplemental Indenture, (ii) shall not be accountable for the Company's use of the proceeds from the Notes and (iii) shall not be responsible for any statement of the Company in this First Supplemental Indenture, other than the Trustee's certificate of authentication, or in any prospectus used in the sale of any of the Notes, other than statements, if any, provided in writing by the Trustee for use in such prospectus.

Section 8.05. Notice of Defaults. The Trustee will give to the Holders notice of any Default with regard to the Notes actually known to a Responsible Officer within 90 days after receipt of such knowledge and in the manner and to the extent provided in TIA Section 313(c), and otherwise as provided in Section
12.02 of this First Supplemental Indenture; provided, however, that except in the case of a Default in payment of the principal of, premium, if any, or interest on any Note, the Trustee will be protected in withholding notice of Default if and so long as a committee of its Responsible Officers in good faith determines that withholding of the notice is in the interests of the Holders of the Notes.

Section 8.06. Reports by Trustee. Within 60 days after each October 15 beginning with the October 15 following the date of this First Supplemental Indenture, the Trustee will mail to each Holder, at the name and address which appears on the registration books of the Company, and to each Holder who has, within the two years preceding the mailing, filed that person's name and address with the Trustee for that purpose and each Holder whose name and address have been furnished to the Trustee pursuant to Section 2.05, a brief report dated as of that October 15 which complies with TIA Section 313(a). Reports to Noteholders pursuant to this Section 8.06 shall be transmitted in the manner and to the extent provided in TIA Section 313(c). The Trustee also will comply with TIA Section 313(b).

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

        A copy of each report will at the time of its mailing to Holders be filed with each stock exchange on which the Notes are listed and also with the Commission. The Company will promptly notify the Trustee when the Notes are listed on any stock exchange and of any delisting of the Notes.

Section 8.07. Compensation and Indemnity. The Company shall indemnify, defend and hold harmless the Trustee and its officers, directors, employees, representatives and agents, from and against and reimburse the Trustee for any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Trustee directly or indirectly relating to, or arising from, claims against the Trustee by reason of its participation in the transactions contemplated hereby, including without limitation all reasonable costs required to be associated with such claims for damages to persons or property, and reasonable attorneys' and consultants' fees and expenses and court costs except to the extent caused by the Trustee's gross negligence or willful misconduct. The provisions of this
Section 8.07 shall survive the termination of this First Supplemental Indenture or the earlier resignation or removal of the Trustee.

        To secure the Company's obligations to make payments to the Trustee under this Section 8.07, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, other than money or property held in trust to pay principal or interest on particular Notes. The obligations of the Company under this Section 8.07 to compensate the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall survive the satisfaction and discharge of this First Supplemental Indenture or the earlier resignation or removal of the Trustee.

        When the Trustee incurs expenses or renders services after an Event of Default specified in Sections 7.01(6) or (7) hereof occurs, the expenses and the compensation for the services of the Trustee are intended to constitute expenses of administration under any Bankruptcy Law.

        For purposes of this Section 8.07, "Trustee" will include any predecessor Trustee, but the willful misconduct, negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 8.07.

Section 8.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Holders of a majority in aggregate principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company and may appoint a successor Trustee. The Company may remove the Trustee if:

        (a) the Trustee fails to comply with Section 8.10;

        (b) the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

        (c) a custodian or public officer takes charge of the Trustee or its property; or

        (d) the Trustee becomes incapable of acting.

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

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

        No removal or appointment of a Trustee will be valid if that removal or appointment would conflict with any law applicable to the Company.

        A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee will, subject to the Lien provided for in Section 8.07, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee will become effective, and the successor Trustee will have all the rights, powers and duties of the Trustee under this First Supplemental Indenture. A successor Trustee will mail notice of its succession to each Holder.

        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        If the Trustee fails to comply with Section 8.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 8.07 shall continue for the benefit of the retiring Trustee.

Section 8.09. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another Person, the resulting, surviving or transferee Person will, without any further act, be the successor Trustee.

        If at the time a successor by merger, conversion or consolidation to the Trustee succeeds to the trusts created by this First Supplemental Indenture any of the Notes have been authenticated but not delivered, the successor to the Trustee may adopt the certificate of authentication of the predecessor Trustee, and deliver the Notes which were authenticated by the predecessor Trustee; and if at that time any of the Notes have not been authenticated, the successor to the Trustee may authenticate those Notes in its own name as the successor to the Trustee; and in either case the certificates of authentication will have the full force provided in this First Supplemental Indenture for certificates of authentication.

Section 8.10. Eligibility; Disqualification. The Trustee will at all times satisfy the requirements of TIA Section 310(a). The Trustee will at all times have (or shall be a member of a bank holding company system whose parent corporation has) a combined capital and surplus of at least $50,000,000 as set forth in its most recently published annual report of condition, which will be deemed for this paragraph to be its combined capital and surplus. The Trustee will comply with TIA Section 310(b).

Section 8.11. Preferential Collection of Claims. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein.

                                   ARTICLE IX

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 9.01. Option to Effect Legal Defeasance or Covenant Defeasance. The Company may, at the option of its Board of Directors evidenced by a Board Resolution set forth in an Officers' Certificate, at any time, elect to have either Section 9.02 or 9.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 9.

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

Section 9.02. Legal Defeasance and Discharge. Upon the Company's exercise under Section 9.01 hereof of the option applicable to this Section 9.02, the Company shall, subject to the satisfaction of the conditions set forth in
Section 9.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 9.05 hereof and the other Sections of this First Supplemental Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this First Supplemental Indenture (and the Trustee, on written demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section 9.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (b) the Company's obligations with respect to such Notes under Article 2 and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (d) this Article 9. Subject to compliance with this Article 9, the Company may exercise its option under this Section 9.02 notwithstanding the prior exercise of its option under Section 9.03 hereof.

Section 9.03.   Covenant Defeasance. Upon the Company's exercise under Section
9.01 hereof of the option applicable to this Section 9.03, the Company shall, subject to the satisfaction of the conditions set forth in Section 9.04 hereof, be released from its obligations under the covenants contained in Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.16, 4.17, 4.18 and 4.19 hereof with respect to the outstanding Notes on and after the date the conditions set forth in Section 9.04 are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 7.01 hereof, but, except as specified above, the remainder of this First Supplemental Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 9.01 hereof of the option applicable to this
Section 9.03 hereof, subject to the satisfaction of the conditions set forth in
Section 9.04 hereof, Sections 7.01(4) and (5) hereof shall not constitute Events of Default.

Section 9.04. Conditions to Legal or Covenant Defeasance. The following shall be the conditions to the application of either Section 9.02 or 9.03 hereof to the outstanding U.S. Notes:

        In order to exercise either Legal Defeasance or Covenant Defeasance:

        (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States Dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the written opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be, and any other amounts owing under this First Supplemental Indenture, if in the case of an optional redemption date prior to electing to exercise either Legal Defeasance or Covenant Defeasance, the Company has delivered to the Trustee an irrevocable notice to redeem all of the outstanding Notes on such redemption date;

        (b) in the case of an election under Section 9.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the State of New York reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this First Supplemental Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

        (c) in the case of an election under Section 9.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the State of New York reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

        (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

        (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this First Supplemental Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

        (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

        (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with; and

        (h) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the date of deposit and that no Holder is an insider of the Company, after the 91st day following the date of deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

        Notwithstanding the foregoing, the opinion of counsel required by clause
(b) above with respect to Legal Defeasance need not be delivered if all Notes not theretofore delivered to the Trustee for cancellation (1) have become due and payable or (2) will become due and payable on the maturity date within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

Section 9.05. Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions. Subject to Section 9.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this First Supplemental Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

        The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 9.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

        Anything in this Article 9 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the written request of the Company any money or non-callable Government Securities held by it as provided in Section 9.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 9.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 9.06. Repayment to Company. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 9.07. Reinstatement. If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 9.02 or 9.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this First Supplemental Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.02 or 9.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 9.02 or 9.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE X

                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 10.01.  Without Consent of Holders of Notes. Notwithstanding Section
10.02 of this First Supplemental Indenture, the Company and the Trustee may amend or supplement this First Supplemental Indenture or the Notes without the consent of any Holder of a Note:

        (a) to cure any ambiguity, defect or inconsistency that does not adversely affect in any material respect the rights hereunder of any Holder of the Notes;

        (b) to provide for certificated Notes in addition to or in place of uncertificated Notes or to alter the provisions of Article 2 hereof (including the related definitions) in a manner that does not materially adversely affect any Holder;

        (c) to provide for the assumption of the Company's obligations to the Holders by a successor to the Company pursuant to Article 6 hereof;

        (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respect the rights hereunder of any Holder of the Notes;

        (e) to comply with requirements of the Commission in order to effect or maintain the qualification of this First Supplemental Indenture under the TIA; or

        (f) to evidence and provide for the acceptance of appointment under this First Supplemental Indenture of a successor Trustee.

        Upon the written request of the Company accompanied by, to the extent necessary, a Board Resolution authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section 8.02 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this First Supplemental Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture which it believes affects its own rights, duties, indemnities or immunities under this First Supplemental Indenture or otherwise.

Section 10.02. With Consent of Holders of Notes. Except as provided below in this Section 10.02, the Company and the Trustee may amend or supplement this First Supplemental Indenture (including Section 4.15 hereof), and the Notes with the written consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), and, subject to Sections 7.04 and 7.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this First Supplemental Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes).

        Upon the written request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section
8.02 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture directly affects the Trustee's own rights, duties or immunities under this First Supplemental Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

        It shall not be necessary for the consent of the Holders of Notes under this Section 10.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

        After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver. Subject to Sections 7.04 and 7.07 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class may waive in writing compliance in a particular instance by the Company with any provision of this First Supplemental Indenture or the Notes. However, without the written consent of each Holder affected, an amendment or waiver under this Section 10.02 may not (with respect to any Notes held by a non-consenting Holder):

        (a) reduce the amount of Notes whose Holders must consent to an amendment;

        (b) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Notes;

        (c) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or reduce the redemption price therefor;

        (d) make any Notes payable in money other than that stated in the Notes;

        (e) make any change in provisions of this First Supplemental Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Notes to waive Defaults or Events of Default;

        (f) after the Company's obligation to purchase Notes arises thereunder, amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control, modify any of the provisions or definitions with respect thereto; or

        (g) modify or change any provision of this First Supplemental Indenture or the related definitions affecting the subordination or ranking of the Notes in a manner which adversely affects the Holders.

Section 10.03. Compliance with Trust Indenture Act. Every amendment or supplement to this First Supplemental Indenture or the Notes shall be set forth in a amended or supplemental indenture that complies with the TIA as then in effect.

Section 10.04. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

Section 10.05. Notation on or Exchange of Notes. The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

        Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 10.06. Trustee to Sign Amendments, etc. The Trustee shall sign any amended or supplemental indenture authorized pursuant to this Article 10 if the amendment or supplement does not adversely affect the rights, duties, liabilities, indemnities or immunities of the Trustee. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 8.01 hereof) shall be fully protected in relying conclusively upon, in addition to the documents required by
Section 12.04 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this First Supplemental Indenture.

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

Section 11.01. Satisfaction and Discharge. This Supplemental Indenture will be discharged and will cease to be of further effect (except as to surviving rights or registration of transfer or exchange of the Notes, as expressly provided for in this First Supplemental Indenture) as to all outstanding Notes, when:

        (a) either:

                        (i) all the Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or

                        (ii) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Notes to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

        (b) the Company has paid all other sums payable under this First Supplemental Indenture by the Company; and

        (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this First Supplemental Indenture relating to the satisfaction and discharge of this First Supplemental Indenture have been complied with.

Section 11.02. Application of Trust Money. Subject to the provisions of Section 9.06, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this First Supplemental Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

        If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 11.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this First Supplemental Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 11.01; provided that if the Company has made any payment of principal of, premium, if any, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.01. Trust Indenture Act Controls. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

Section 12.02. Notices. Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

        If to the Company:

                Thornburg Mortgage, Inc.
                150 Washington Avenue, Suite 302
                Santa Fe, New Mexico  87501
                Facsimile:  (505) 989-8156
                Attention:  Larry Goldstone, Chief Executive Officer

        With a copy to:

                Dechert LLP
                4675 MacArthur Court
                Suite 1400
                Newport Beach, CA  92660
                Attention:  Michael Jeffers

        If to the Trustee:

                Deutsche Bank Trust Company Americas
                60 Wall Street - MSNYC 60-2515
                New York, NY  10005
                Attention:  Corporate Trust and Agency Services

        The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

        All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

        Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

        If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

        If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 12.03. Communication by Holders of Notes with Other Holders of Note. Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this First Supplemental Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 12.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this First Supplemental Indenture, the Company shall furnish to the Trustee:

        (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this First Supplemental Indenture relating to the proposed action have been satisfied; and

        (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 12.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this First Supplemental Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

        (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

        (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

Section 12.06. Rules by Trustee and Agents. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 12.07. No Personal Liability of Directors, Officers, Employees and Stockholders. No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, this First Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Section 12.08. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 12.09. No Adverse Interpretation of Other Agreements. This First Supplemental Indenture may not be used to interpret any other supplemental indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such supplemental indenture, loan or debt agreement may not be used to interpret this First Supplemental Indenture.

Section 12.10. Successors. All agreements of the Company in this First Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

Section 12.11. Severability. In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.12. Counterpart Originals. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 12.13. Table of Contents, Headings, etc. The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12.14. Conflicts with Supplemental Indenture. If any provision of this First Supplemental Indenture is inconsistent with any provision of the Indenture, the provision of this First Supplemental Indenture will control with regard to the Notes.

[Signatures on following page]

                                   SIGNATURES

Dated as of May 15, 2003

                                THORNBURG MORTGAGE, INC.

                                By: /s/ Larry A. Goldstone
                                    ----------------------------------
                                        Name:  Larry A. Goldstone
                                        Title: President and Chief Operating
                                               Officer

                                DEUTSCHE BANK TRUST COMPANY  AMERICAS,
                                not in its individual capacity, but solely as Trustee

                                By: /s/ Susan Johnson
                                    ----------------------------------
                                        Name:  Susan Johnson
                                        Title: Vice President

                                                                       EXHIBIT A

                                 [Face of Note]

                     FORM OF INITIAL RESTRICTED GLOBAL NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE COMPANY OR THE INITIAL PURCHASER OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, THE INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR
(7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATIONS
UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                                                            CUSIP/CINS [       ]

                           8.00% Senior Notes due 2013

No. ___                                                             $___________

                            THORNBURG MORTGAGE, INC.

promises to pay to __________________________, or registered assigns, the principal sum of

Dollars on May 15, 2013.

Interest Payment Dates:  May 15 and November 15

Record Dates:  May 1 and November 1

Dated: May 15, 2003

                                     THORNBURG MORTGAGE, INC.

                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

SEAL

This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Trustee

By:
   -----------------------------
     Authorized Signatory

                                 [Back of Note]
                           8.00% Senior Notes due 2013

        Capitalized terms used herein shall have the meanings assigned to them in this First Supplemental Indenture referred to below unless otherwise indicated.

        1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the "Company"), promises to pay interest on the principal amount of this Note at 8.00% per annum from May 15, 2003 until maturity. The Company will pay interest semi-annually in arrears on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 15, 2003; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 15, 2003. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of this First Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, and premium, if any, on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

        3. PAYING AGENT AND REGISTRAR. Initially, Deutsche Bank Trust Company Americas, the Trustee under this First Supplemental Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

        4. INDENTURE. The Company issued the Notes under an Indenture dated as of May 15, 2003 as supplemented by a Supplemental Indenture dated as of May 15, 2003 (collectively, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $200.0 million in aggregate principal amount on the Issue Date and may issue Additional Notes in accordance with the terms of the Indenture.

        5.      OPTIONAL REDEMPTION.

        Optional Redemption. At any time on or after May 15, 2008, the Notes may be redeemed or purchased in whole or in part at the Company's option at a price equal to 100% of the principal amount thereof plus the Applicable Premium as of, and accrued but unpaid interest, if any, to, the date of redemption or purchase (the "Redemption Date") (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). Such redemption or purchase may be made upon notice mailed by first-class mail to each Holder's registered address, not less than 30 nor more than 60 days prior to the Redemption Date.

        "Applicable Premium" means, with respect to a Note at any Redemption
Date: (1) 104% of the principal amount of such Note if the Redemption Date is on or after May 15, 2008 and before May 15, 2009; (2) 102.667% of the principal amount of such Note if the Redemption Date is on or after May 15, 2009 and before May 15, 2010; (3) 101.333% of the principal amount of such Note if the Redemption Date is on or after May 15, 2010 and before May 15, 2011; and (4) 0% of the principal amount of such Note if the Redemption Date is on or after May 15, 2011. Calculation of the Applicable Premium will be made by the Company or on behalf of the Company by such Person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee.

        "Treasury Rate" means, with respect to a Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such Redemption Date to May 15, 2013; provided, however, that if the period from such Redemption Date to May 15, 2013 is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such Redemption Date to May 15, 2013 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

        Optional Redemption Upon Equity Offerings. At any time, or from time to time, on or prior to May 15, 2006, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the principal amount of the Notes issued under the Indenture at a redemption price of 108% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that:

                (1) at least 65% of the principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption; and

                (2) the Company makes such redemption not more than 60 days after the consummation of any such Equity Offering.

        6.      MANDATORY REDEMPTION.

        Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

        7.      REPURCHASE AT OPTION OF HOLDER.

        Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

        8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

        9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. If, this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated May 15, 2003 (the "Registration Rights Agreement") among the Issuer and Credit Suisse First Boston LLC (the "Initial Purchaser").

        If the Company fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

        If (i) any Registration Statement required to be filed pursuant to the Registration Rights Agreement is not filed within the applicable time periods stated above; (ii) any Registration Statement required to be filed pursuant to the Registration Rights Agreement is not declared effective within the applicable time periods specified above; (iii) the Exchange Offer has not been consummated within the time period specified above; or (iv) any Registration Statement required to be filed pursuant to the Registration Rights Agreement that has been declared effective either (A) thereafter ceases to be effective, or (B) thereafter ceases, or the related prospectus ceases, to be usable in connection with the resales of the registrable securities during the periods in which such Registration Statement is obligated to be usable as specified above, because (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it will be necessary to amend such Registration Statement, to supplement the related prospectus, or to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company will be obligated to pay additional interest to each holder of registrable securities (each such event in clauses (i) through (iv) above, a "Registration Default").

        Additional interest will accrue on the Notes over and above the interest rate from and including the date on which any Registration Defaults occur, up to but excluding the date on which all such Registration Defaults have been cured, at a rate of one-half of one percent (0.50%) per annum for the first 90-day period immediately following the occurrence of such Registration Default. The additional interest rate will increase by an additional one-half of one percent (0.50%) per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum interest rate of 2.0% per annum.

        10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

        11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

        12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in this First Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

        13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

        14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico  87501
Attention:  Investor Relations

                                 ASSIGNMENT FORM

        To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:  _______________

                            Your Signature:
                                           -------------------------------------
                                           (Sign exactly as your name appears on
                                           the face of this Note)

Signature Guarantee*:
                     ------------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, check the following box:
[ ]

        If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, state the amount you elect to have purchased:

                                $_______________

Date:_______________

                            Your Signature:
                                           -------------------------------------
                                           (Sign exactly as your name appears on
                                           the face of this Note)

                            Tax Identification No.:_____________________________

Signature Guarantee*:
                     ------------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

        In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

[ ]     (a)     Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule
                144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ]     (b)     Such Note is being transferred by the undersigned
                registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or
                (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

[ ]     (c)     Such Note is being transferred by the undersigned
                registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

        If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.


Dated:______________           _________________________________________________
                               [Type or print name of registered holder]

                               By:
                                  ----------------------------------------------
                               The signature of the registered holder must
                               correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.


Dated:______________           _________________________________________________
                               [Type or print name of transferee]

                               By:
                                  ----------------------------------------------
                                              Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.


Dated:______________           _________________________________________________
                               [Type or print name of transferee]

                               By:
                                  ----------------------------------------------
                                              Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.


Dated:______________           _________________________________________________
                               [Type or print name of transferee]

                               By:
                                  ----------------------------------------------
                                              Executive Officer

                                                                       EXHIBIT B

                                 [Face of Note]

                    FORM OF INITIAL REGULATION S GLOBAL NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE COMPANY OR THE INITIAL PURCHASER OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, THE INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR
(7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                                                             CUSIP/CINS [      ]

                            8% Senior Notes due 2013

No. ___                                                             $___________

                            THORNBURG MORTGAGE, INC.

promises to pay to __________________________, or registered assigns, the principal sum of

Dollars on May 15, 2013.

Interest Payment Dates:  May 15 and November 15

Record Dates:  May 1 and November 1

Dated: May 15, 2003

                                     THORNBURG MORTGAGE, INC.

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

SEAL

This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Trustee

By:
   ---------------------------------
   Authorized Signatory

                                 [Back of Note]
                            8% Senior Notes due 2013

        Capitalized terms used herein shall have the meanings assigned to them in this First Supplemental Indenture referred to below unless otherwise indicated.

        1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the "Company"), promises to pay interest on the principal amount of this Note at 8% per annum from May 15, 2003 until maturity. The Company will pay interest semi-annually in arrears on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 15, 2003; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 15, 2003. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of this First Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, and premium, if any, on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

        3. PAYING AGENT AND REGISTRAR. Initially, Deutsche Bank Trust Company Americas, the Trustee under this First Supplemental Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

        4. INDENTURE. The Company issued the Notes under an Indenture dated as of May 15, 2003 as supplemented by a Supplemental Indenture dated as of May 15, 2003 (collectively, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $200.0 million in aggregate principal amount on the Issue Date and may issue Additional Notes in accordance with the terms of the Indenture.

        5.      OPTIONAL REDEMPTION.

        Optional Redemption. At any time on or after May 15, 2008, the Notes may be redeemed or purchased in whole or in part at the Company's option at a price equal to 100% of the principal amount thereof plus the Applicable Premium as of, and accrued but unpaid interest, if any, to, the date of redemption or purchase (the "Redemption Date") (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). Such redemption or purchase may be made upon notice mailed by first-class mail to each Holder's registered address, not less than 30 nor more than 60 days prior to the Redemption Date.

        "Applicable Premium" means, with respect to a Note at any Redemption
Date: (1) 104% of the principal amount of such Note if the Redemption Date is on or after May 15, 2008 and before May 15, 2009; (2) 102.667% of the principal amount of such Note if the Redemption Date is on or after May 15, 2009 and before May 15, 2010; (3) 101.333% of the principal amount of such Note if the Redemption Date is on or after May 15, 2010 and before May 15, 2011; and (4) 0% of the principal amount of such Note if the Redemption Date is on or after May 15, 2011. Calculation of the Applicable Premium will be made by the Company or on behalf of the Company by such Person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee.

        "Treasury Rate" means, with respect to a Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such Redemption Date to May 15, 2013; provided, however, that if the period from such Redemption Date to May 15, 2013 is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such Redemption Date to May 15, 2013 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

        Optional Redemption Upon Equity Offerings. At any time, or from time to time, on or prior to May 15, 2006, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the principal amount of the Notes issued under the Indenture at a redemption price of 108% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that:

                (1) at least 65% of the principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption; and

                (2) the Company makes such redemption not more than 60 days after the consummation of any such Equity Offering.

        6.      MANDATORY REDEMPTION.

        Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

        7.      REPURCHASE AT OPTION OF HOLDER.

        Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

        8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

        9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. If, this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated May 15, 2003 (the "Registration Rights Agreement") among the Issuer and Credit Suisse First Boston LLC (the "Initial Purchaser").

        If the Company fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

        If (i) any Registration Statement required to be filed pursuant to the Registration Rights Agreement is not filed within the applicable time periods stated above; (ii) any Registration Statement required to be filed pursuant to the Registration Rights Agreement is not declared effective within the applicable time periods specified above; (iii) the Exchange Offer has not been consummated within the time period specified above; or (iv) any Registration Statement required to be filed pursuant to the Registration Rights Agreement that has been declared effective either (A) thereafter ceases to be effective, or (B) thereafter ceases, or the related prospectus ceases, to be usable in connection with the resales of the registrable securities during the periods in which such Registration Statement is obligated to be usable as specified above, because (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it will be necessary to amend such Registration Statement, to supplement the related prospectus, or to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company will be obligated to pay additional interest to each holder of registrable securities (each such event in clauses (i) through (iv) above, a "Registration Default").

        Additional interest will accrue on the Notes over and above the interest rate from and including the date on which any Registration Defaults occur, up to but excluding the date on which all such Registration Defaults have been cured, at a rate of one-half of one percent (0.50%) per annum for the first 90-day period immediately following the occurrence of such Registration Default. The additional interest rate will increase by an additional one-half of one percent (0.50%) per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum interest rate of 2.0% per annum.

        10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

        11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

        12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

        13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

        14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico  87501
Attention:  Investor Relations

                                 ASSIGNMENT FORM

        To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:___________________________________
                                               (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:  _______________

                            Your Signature:
                                           -------------------------------------
                                           (Sign exactly as your name appears on
                                           the face of this Note)

Signature Guarantee*:
                     ------------------------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, check the following box:
[ ]

        If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, state the amount you elect to have purchased:

                                $_______________

Date:_______________

                            Your Signature:
                                           -------------------------------------
                                           (Sign exactly as your name appears on
                                           the face of this Note)
                            Tax Identification No.:_____________________________

Signature Guarantee*:
                     ---------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

        In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

[ ]     (a)     Such Note is being transferred by the undersigned
                registered holder to a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ]     (b)     Such Note is being transferred by the undersigned
                registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or
                (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

[ ]     (c)     Such Note is being transferred by the undersigned
                registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

        If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:______________           _________________________________________________
                               [Type or print name of registered holder]

                               By:
                                  ----------------------------------------------

                               The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________           _________________________________________________
                               [Type or print name of transferee]

                               By:
                                  ----------------------------------------------
                                              Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________           _________________________________________________
                               [Type or print name of transferee]

                               By:
                                  ----------------------------------------------
                                              Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________           _________________________________________________
                               [Type or print name of transferee]

                               By:
                                  ----------------------------------------------
                                              Executive Officer

                                                                       EXHIBIT C

                                 [Face of Note]

                        FORM OF INITIAL CERTIFICATED NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE COMPANY OR THE INITIAL PURCHASER OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, THE INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR
(7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

                                                              CUSIP/CINS [     ]

                           8.00% Senior Notes due 2013

No. ___                                                             $___________

                            THORNBURG MORTGAGE, INC.

promises to pay to __________________________, or registered assigns, the principal sum of

Dollars on May 15, 2013.

Interest Payment Dates:  May 15 and November 15

Record Dates:  May 1 and November 1

Dated: May 15, 2003

                                     THORNBURG MORTGAGE, INC.

                                     By:
                                        -------------------------------
                                        Name:
                                        Title:

                                     By:
                                        -------------------------------
                                        Name:
                                        Title:

SEAL

This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Trustee

By:
   --------------------------------
   Authorized Signatory

                                 [Back of Note]
                           8.00% Senior Notes due 2013

        Capitalized terms used herein shall have the meanings assigned to them in this First Supplemental Indenture referred to below unless otherwise indicated.

        1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the "Company"), promises to pay interest on the principal amount of this Note at 8.00% per annum from May 15, 2003 until maturity. The Company will pay interest semi-annually in arrears on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 15, 2003; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 15, 2003. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of this First Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, and premium, if any, on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

        3. PAYING AGENT AND REGISTRAR. Initially, Deutsche Bank Trust Company Americas, the Trustee under this First Supplemental Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

        4. INDENTURE. The Company issued the Notes under an Indenture dated as of May 15, 2003 as supplemented by a Supplemental Indenture dated as of May 15, 2003 (collectively, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $200.0 million in aggregate principal amount on the Issue Date and may issue Additional Notes in accordance with the terms of the Indenture.

        5.      OPTIONAL REDEMPTION.

        Optional Redemption. At any time on or after May 15, 2008, the Notes may be redeemed or purchased in whole or in part at the Company's option at a price equal to 100% of the principal amount thereof plus the Applicable Premium as of, and accrued but unpaid interest, if any, to, the date of redemption or purchase (the "Redemption Date") (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). Such redemption or purchase may be made upon notice mailed by first-class mail to each Holder's registered address, not less than 30 nor more than 60 days prior to the Redemption Date.

        "Applicable Premium" means, with respect to a Note at any Redemption
Date: (1) 104% of the principal amount of such Note if the Redemption Date is on or after May 15, 2008 and before May 15, 2009; (2) 102.667% of the principal amount of such Note if the Redemption Date is on or after May 15, 2009 and before May 15, 2010; (3) 101.333% of the principal amount of such Note if the Redemption Date is on or after May 15, 2010 and before May 15, 2011; and (4) 0% of the principal amount of such Note if the Redemption Date is on or after May 15, 2011. Calculation of the Applicable Premium will be made by the Company or on behalf of the Company by such Person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee.

        "Treasury Rate" means, with respect to a Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such Redemption Date to May 15, 2013; provided, however, that if the period from such Redemption Date to May 15, 2013 is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such Redemption Date to May 15, 2013 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

        Optional Redemption Upon Equity Offerings. At any time, or from time to time, on or prior to May 15, 2006, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the principal amount of the Notes issued under the Indenture at a redemption price of 108% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that:

                (1) at least 65% of the principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption; and

                (2) the Company makes such redemption not more than 60 days after the consummation of any such Equity Offering.

        6.      MANDATORY REDEMPTION.

        Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

        7.      REPURCHASE AT OPTION OF HOLDER.

        Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

        8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

        9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. If, this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated May 15, 2003 (the "Registration Rights Agreement") among the Issuer and Credit Suisse First Boston LLC (the "Initial Purchaser").

        If the Company fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

        If (i) any Registration Statement required to be filed pursuant to the Registration Rights Agreement is not filed within the applicable time periods stated above; (ii) any Registration Statement required to be filed pursuant to the Registration Rights Agreement is not declared effective within the applicable time periods specified above; (iii) the Exchange Offer has not been consummated within the time period specified above; or (iv) any Registration Statement required to be filed pursuant to the Registration Rights Agreement that has been declared effective either (A) thereafter ceases to be effective, or (B) thereafter ceases, or the related prospectus ceases, to be usable in connection with the resales of the registrable securities during the periods in which such Registration Statement is obligated to be usable as specified above, because (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it will be necessary to amend such Registration Statement, to supplement the related prospectus, or to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company will be obligated to pay additional interest to each holder of registrable securities (each such event in clauses (i) through (iv) above, a "Registration Default").

        Additional interest will accrue on the Notes over and above the interest rate from and including the date on which any Registration Defaults occur, up to but excluding the date on which all such Registration Defaults have been cured, at a rate of one-half of one percent (0.50%) per annum for the first 90-day period immediately following the occurrence of such Registration Default. The additional interest rate will increase by an additional one-half of one percent (0.50%) per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum interest rate of 2.0% per annum.

        10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

        11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

        12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in this First Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

        13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

        14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico  87501
Attention:  Investor Relations

                                 ASSIGNMENT FORM

        To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:  _______________

                            Your Signature:
                                           -------------------------------------
                                           (Sign exactly as your name appears on
                                           the face of this Note)

Signature Guarantee*:
                     -----------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, check the following box:
[ ]

        If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, state the amount you elect to have purchased:

                                $_______________

Date:  _______________

                            Your Signature:
                                           -------------------------------------
                                           (Sign exactly as your name appears on
                                           the face of this Note)
                            Tax Identification No.:_____________________________

Signature Guarantee*:
                     -----------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

        In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

[ ]     (a)     Such Note is being transferred by the undersigned
                registered holder to a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ]     (b)     Such Note is being transferred by the undersigned
                registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or
                (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

[ ]     (c)     Such Note is being transferred by the undersigned
                registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

        If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:______________           _________________________________________________
                               [Type or print name of registered holder]

                               By:
                                  ----------------------------------------------

                               The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________           _________________________________________________
                               [Type or print name of transferee]

                               By:
                                  ----------------------------------------------
                                              Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________           _________________________________________________
                               [Type or print name of transferee]

                               By:
                                  ----------------------------------------------
                                              Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________           _________________________________________________
                               [Type or print name of transferee]

                               By:
                                  ----------------------------------------------
                                              Executive Officer

                                                                       EXHIBIT D

                          FORM OF EXCHANGE GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                                                                  CUSIP/CINS:

                            8% Senior Notes due 2013

No. ___                                                            $___________

                            THORNBURG MORTGAGE, INC.

promises to pay to __________________________, or registered assigns, the principal sum of

Dollars on May 15, 2013.

Interest Payment Dates:  May 15 and November 15

Record Dates:  May 1 and November 1

Dated: May   , 2003

                                          THORNBURG MORTGAGE, INC.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

SEAL

This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Trustee

By:
    --------------------------------
    Authorized Signatory

                                 [Back of Note]
                            8% Senior Notes due 2013

        Capitalized terms used herein shall have the meanings assigned to them in this First Supplemental Indenture referred to below unless otherwise indicated.

        1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the "Company"), promises to pay interest on the principal amount of this Note at 8% per annum from May 15, 2003 until maturity. The Company will pay interest semi-annually in arrears on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 15, 2003; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 15, 2003. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of this First Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, and premium, if any, on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

        3. PAYING AGENT AND REGISTRAR. Initially, Deutsche Bank Trust Company Americas, the Trustee under this First Supplemental Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

        4. INDENTURE. The Company issued the Notes under an Indenture dated as of May 15, 2003 as supplemented by a Supplemental Indenture dated as of May 15, 2003 (collectively, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $200.0 million in aggregate principal amount on the Issue Date and may issue Additional Notes in accordance with the terms of the Indenture.

        5.      OPTIONAL REDEMPTION.

        Optional Redemption. At any time on or after May 15, 2008, the Notes may be redeemed or purchased in whole or in part at the Company's option at a price equal to 100% of the principal amount thereof plus the Applicable Premium as of, and accrued but unpaid interest, if any, to, the date of redemption or purchase (the "Redemption Date") (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). Such redemption or purchase may be made upon notice mailed by first-class mail to each Holder's registered address, not less than 30 nor more than 60 days prior to the Redemption Date.

        "Applicable Premium" means, with respect to a Note at any Redemption
Date: (1) 104% of the principal amount of such Note if the Redemption Date is on or after May 15, 2008 and before May 15, 2009; (2) 102.667% of the principal amount of such Note if the Redemption Date is on or after May 15, 2009 and before May 15, 2010; (3) 101.333% of the principal amount of such Note if the Redemption Date is on or after May 15, 2010 and before May 15, 2011; and (4) 0% of the principal amount of such Note if the Redemption Date is on or after May 15, 2011. Calculation of the Applicable Premium will be made by the Company or on behalf of the Company by such Person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee.

        "Treasury Rate" means, with respect to a Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such Redemption Date to May 15, 2013; provided, however, that if the period from such Redemption Date to May 15, 2013 is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such Redemption Date to May 15, 2013 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

        Optional Redemption Upon Equity Offerings. At any time, or from time to time, on or prior to May 15, 2006, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the principal amount of the Notes issued under the Indenture at a redemption price of 108% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that:

                (3) at least 65% of the principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption; and

                (4) the Company makes such redemption not more than 60 days after the consummation of any such Equity Offering.

        6.      MANDATORY REDEMPTION.

        Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

        7.      REPURCHASE AT OPTION OF HOLDER.

        Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

        8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

        9. DENOMINATIONS AND TRANSFER. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

        10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

        11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

        12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

        13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

        14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico  87501
Attention:  Investor Relations

                                 ASSIGNMENT FORM

        To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: _________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

              (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
     -------------
                                    Your Signature:
                                                   -----------------------------
                                                   (Sign  exactly as your name
                                                    appears on the face of this
                                                    Note)

Signature Guarantee*:
                     ------------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, check the following box:
[ ]

        If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, state the amount you elect to have purchased:

                                  $___________

Date:
      ------------
                                    Your Signature:
                                                    ----------------------------
                                                    (Sign  exactly as your name
                                                     appears on the face of this
                                                     Note)

                                    Tax Identification No.:
                                                           ---------------------

Signature Guarantee*:
                     ------------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

        In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

[ ]     (a)     Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule
                144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ]     (b)     Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

[ ]     (c)     Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

        If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
      ------------                  --------------------------------------------
                                    [Type or print name of registered holder]

                                    By:
                                        ----------------------------------------


                                    The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
      ------------                  --------------------------------------------
                                    [Type or print name of transferee]

                                    By:
                                        ----------------------------------------
                                                   Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
      ------------                  --------------------------------------------
                                     [Type or print name of transferee]

                                    By:
                                        ----------------------------------------
                                                    Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
      ------------                  --------------------------------------------
                                     [Type or print name of transferee]

                                    By:
                                        ----------------------------------------
                                                   Executive Officer

                                                                       EXHIBIT E

                       FORM OF EXCHANGE CERTIFICATED NOTE

                                                                 CUSIP/CINS:

                            8% Senior Notes due 2013

No. ___                                                             $___________

                            THORNBURG MORTGAGE, INC.

promises to pay to __________________________, or registered assigns, the principal sum of

Dollars on May 15, 2013.

Interest Payment Dates:  May 15 and November 15

Record Dates:  May 1 and November 1

Dated: May   , 2003

                                        THORNBURG MORTGAGE, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


SEAL

This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Trustee

By:
    --------------------------------
    Authorized Signatory

                                 [Back of Note]
                            8% Senior Notes due 2013

        Capitalized terms used herein shall have the meanings assigned to them in this First Supplemental Indenture referred to below unless otherwise indicated.

        1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the "Company"), promises to pay interest on the principal amount of this Note at 8% per annum from May 15, 2003 until maturity. The Company will pay interest semi-annually in arrears on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 15, 2003; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 15, 2003. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of this First Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, and premium, if any, on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

        3. PAYING AGENT AND REGISTRAR. Initially, Deutsche Bank Trust Company Americas, the Trustee under this First Supplemental Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

        4. INDENTURE. The Company issued the Notes under an Indenture dated as of May 15, 2003 as supplemented by a Supplemental Indenture dated as of May 15, 2003 (collectively, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $200.0 million in aggregate principal amount on the Issue Date and may issue Additional Notes in accordance with the terms of the Indenture.

        5.      OPTIONAL REDEMPTION.

        Optional Redemption. At any time on or after May 15, 2008, the Notes may be redeemed or purchased in whole or in part at the Company's option at a price equal to 100% of the principal amount thereof plus the Applicable Premium as of, and accrued but unpaid interest, if any, to, the date of redemption or purchase (the "Redemption Date") (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). Such redemption or purchase may be made upon notice mailed by first-class mail to each Holder's registered address, not less than 30 nor more than 60 days prior to the Redemption Date.

        "Applicable Premium" means, with respect to a Note at any Redemption
Date: (1) 104% of the principal amount of such Note if the Redemption Date is on or after May 15, 2008 and before May 15, 2009; (2) 102.667% of the principal amount of such Note if the Redemption Date is on or after May 15, 2009 and before May 15, 2010; (3) 101.333% of the principal amount of such Note if the Redemption Date is on or after May 15, 2010 and before May 15, 2011; and (4) 0% of the principal amount of such Note if the Redemption Date is on or after May 15, 2011. Calculation of the Applicable Premium will be made by the Company or on behalf of the Company by such Person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee.

        "Treasury Rate" means, with respect to a Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such Redemption Date to May 15, 2013; provided, however, that if the period from such Redemption Date to May 15, 2013 is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such Redemption Date to May 15, 2013 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

        Optional Redemption Upon Equity Offerings. At any time, or from time to time, on or prior to May 15, 2006, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the principal amount of the Notes issued under the Indenture at a redemption price of 108% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that:

                (1) at least 65% of the principal amount of Notes issued under the Indenture remains outstanding immediately after any such redemption; and

                (2) the Company makes such redemption not more than 60 days after the consummation of any such Equity Offering.

        6.      MANDATORY REDEMPTION.

        Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

        7.      REPURCHASE AT OPTION OF HOLDER.

        Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

        8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

        9. DENOMINATIONS, TRANSFER. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

        10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

        11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

        12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

        13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

        14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico  87501
Attention:  Investor Relations

                                 ASSIGNMENT FORM

        To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: _________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

              (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
     -------------
                                    Your Signature:
                                                   -----------------------------
                                                   (Sign  exactly as your name
                                                    appears on the face of this
                                                    Note)

Signature Guarantee*:
                     ------------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, check the following box:
[ ]

        If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of this First Supplemental Indenture, state the amount you elect to have purchased:

                                  $___________

Date:
      ------------
                                    Your Signature:
                                                    ----------------------------
                                                    (Sign  exactly as your name
                                                     appears on the face of this
                                                     Note)

                                    Tax Identification No.:
                                                           ---------------------

Signature Guarantee*:
                     ------------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

        In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

[ ]     (a)     Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule
                144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ]     (b)     Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

[ ]     (c)     Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

        If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
      ------------                  --------------------------------------------
                                     [Type or print name of registered holder]

                                    By:
                                        ----------------------------------------

                                    The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
      ------------                  --------------------------------------------
                                     [Type or print name of transferee]

                                    By:
                                        ----------------------------------------
                                                 Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
      ------------                  --------------------------------------------
                                     [Type or print name of transferee]

                                    By:
                                        ----------------------------------------
                                                 Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

        The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
      ------------                  --------------------------------------------
                                     [Type or print name of transferee]

                                    By:
                                        ----------------------------------------
                                                 Executive Officer